                             [Cardinal Group Logo]

                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
                     CARDINAL TAX EXEMPT MONEY MARKET FUND
                               THE CARDINAL FUND
                        CARDINAL AGGRESSIVE GROWTH FUND
                             CARDINAL BALANCED FUND
                      CARDINAL GOVERNMENT OBLIGATIONS FUND


                                                         [The Ohio Company Logo]
                                        155 E. Broad St.    Columbus, Ohio 43215

New Accounts and
General Information:
(614) 464-5511
(800) 282-9446

THE CARDINAL GROUP
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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  Message from the Chairman and the President
                                     Page 1

                   Message from the Chief Investment Officer
                                     Page 2

               Portfolio Managers' Discussion of Fund Performance
                                     Page 4

                          Independent Auditors' Report
                                    Page 15

                      Statements of Assets and Liabilities
                                    Page 16

                            Statements of Operations
                                    Page 18

                      Statements of Changes in Net Assets
                                    Page 20

                           Statements of Investments
                                    Page 23

                         Notes to Financial Statements
                                    Page 34

                              Financial Highlights

THE CARDINAL GROUP
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MESSAGE FROM THE CHAIRMAN AND THE PRESIDENT
--------------------------------------------------------------------------------

DEAR CARDINAL SHAREHOLDERS:

We are pleased to provide you with this Cardinal Group Annual Report for the fiscal year ended September 30, 1997. Please take a moment to review the portfolio managers' comments and related financial information.

The past twelve months were eventful for The Cardinal Group. We enjoyed a vibrant stock market and strong bond prices thanks to declining interest rates and low levels of inflation. The U.S. economy continued to expand as marked by moderate growth in Gross Domestic Product (GDP) and rising corporate profits. Against this backdrop, investment performance of The Cardinal Group was good and has translated into higher rankings by various national rating services. Thanks to a combination of strong investment performance and influx of new shareholders, assets in The Cardinal Group finished the fiscal year above the $1 billion level! We are proud of these achievements and look forward to providing you with quality investment management in the years ahead.

Earlier this year, we enhanced the attractiveness of the Cardinal money market funds by making two significant improvements. First, we implemented a 'same-day' settlement procedure. This means that upon meeting certain time deadlines, monies can be more easily invested in or liquidated from Cardinal Government Securities or Tax Exempt Money Market Funds. In addition, we eliminated the $250 minimum on Cardinal money market checks. Unlike most other money market funds, Cardinal money market shareholders can now write checks for any dollar amount. We hope you are taking advantage of these enhancements. If you are not, and would like to do so, please contact your Investment Executive or us for more details.

Finally, in August the Taxpayers Relief Act of 1997 was signed into law. This is a major piece of legislation which could have an impact on mutual fund investors due to provisions which can reduce capital gains taxes, repeal excess accumulation/distribution taxes and provide new opportunities with Individual Retirement Accounts. We urge you to consult with your financial advisor to determine how the Act may impact you.

Thank you for your investment with The Cardinal Group. We appreciate your continued support and confidence as we strive to help you reach your financial goals.
Sincerely,

/s/ H. Keith Allen                /s/ Frank W. Seigel
       H. Keith Allen             Frank W. Siegel, CFA
       Chairman                   President

THE CARDINAL GROUP
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MESSAGE FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

The fiscal year ended September 30, 1997 was another very good year for most investors. The economic environment of moderate GDP growth, low inflation, growing corporate profits, modestly declining interest rates and a "disappearing" budget deficit created a foundation which allowed financial assets to again achieve attractive returns. As an example, during the past twelve months the Dow Jones Industrial Average provided a total return of 34.6% while the S&P 500 returned 40.4% and the Russell 2000 index of smaller companies returned 33.2%. Bonds too achieved attractive returns for their owners as the benchmark 30-year US Treasury Bond returned 13.9% and the 10 year issue returned 10.5%.

INTEREST RATES, THE FED AND THE BOND MARKET

While the trend in bond prices (up) and interest rates (down) was quite positive during the past twelve months these patterns were not smooth during that entire period. Interest rates declined from September, 1996 through the end of the year but then rose sharply between February and April of this year. The sharp rise during the first half of 1997 was due to the fact that the economy appeared to be growing very rapidly and thus the Fed took action to slow it by increasing short-term interest rates by approximately one-quarter of one percent.

During the balance of the past twelve months evidence appeared quite clear that the economy was indeed slowing, that inflation was benign and that liquidity was not excessive. The Fed took additional action during the remainder of the year and, as described above, interest rates declined rather significantly from their April highs (rates on ten-year US Treasury Notes declined from approximately 6.85% to 6.10%).

INTEREST RATES, THE FED AND THE STOCK MARKET

Like the bond market, the trend in stock prices was decidedly up again during the fiscal year ended September 30, 1997, but it too was not a smooth ride. For example, between the beginning of the Cardinal Funds' fiscal year (October 1, 1996) and the end of February, 1997 the Standard & Poor's 500 index increased by more than 16%, then as The Fed tightened and interest rates rose, the index declined by roughly 7%. From its low in April however, the index rose again by 28% ending the fiscal year (September 30, 1997) up 40.4%.

The renewed strength at the end of the fiscal year was a result of interest rates declining, inflation proving to be benign and investors regaining confidence in the resiliency and continuity of the US economy. The performance leaders in the stock market were large capitalization companies in general (GE, Microsoft, Coca Cola) but more specifically companies involved in the Technology, Interest Rate Sensitive and Healthcare industries specifically.

THE CARDINAL GROUP
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MESSAGE FROM THE CHIEF INVESTMENT OFFICER (CONTINUED)
--------------------------------------------------------------------------------

THE FUTURE -- OUR EXPECTATIONS

From an economic scenario standpoint, our expectations for 1998 and the foreseeable future are not a great deal different from our expectations for 1995, '96 and '97. Now, as then, we anticipate that the fundamentals of continued economic and corporate profit growth (but at a somewhat slower rate), low inflation, and declining interest rates will continue. All of these factors, occurring in concert, are critical to maintaining stock valuations, which are near historic highs. We anticipate that they will.

In general we continue to believe that the strong fundamentals described above, combined with the "shrinkage" in the number of shares of stocks (and bonds) available creates a very good environment for investors. While quite positive about the rationale for owning stocks and bonds, we are not unrealistically bullish because we realize that the road to continued success is never an easy one as can be seen from the problems in Southeast Asia.

HAROLD C. ELLIOTT
SENIOR VICE PRESIDENT & CHIEF INVESTMENT OFFICER
THE OHIO COMPANY

THE CARDINAL GROUP
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CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1997, Cardinal Government Securities Money Market Fund earned a total return of 4.67%. The fund, which invests in repurchase agreements and other short-term obligations of the U.S. Government and its agencies, is designed to provide monthly income from a high quality and liquid investment portfolio.

WHAT WAS THE MONEY MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

In spite of the Federal Reserve's move to increase the Federal Funds Rate in March, money market rates were remarkably stable and traded in a narrow range during the fund's fiscal year.

WHAT IS THE OUTLOOK FOR THE COMING YEAR?

The outlook for the coming year is for more of the same experience as the past year. So unless inflation becomes a greater concern than it has been in recent months, money market rates should continue to experience little volatility.

As portfolio manager of Cardinal Government Securities Money Market Fund, John
R. Carle, CFA, is responsible for the day-to-day management of the Fund's portfolio. Mr. Carle has 30 years of investment experience and has been portfolio manager for the Fund since January 1, 1996.

--------------------------------------------------------------------------------
CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1997, Cardinal Tax Exempt Money Fund produced a total return of 2.72%. The fund had a current average maturity of 41 days as of September 30, 1997. Many of the bonds in the portfolio are credit enhanced, meaning they are insured or backed by an irrevocable bank letter of credit.

Tax Exempt Money Market rates have been flat for the better part of the fiscal year as all short term rates have held steady.

Since January 1, 1996, Cardinal Tax Exempt Money Market Fund has been managed by David C. Will, who holds a bachelor's degree in Finance from Franklin University and has 25 years of experience in portfolio management.

THE CARDINAL GROUP
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THE CARDINAL FUND
--------------------------------------------------------------------------------

The fiscal year ended September 30, 1997, found both the markets and The Cardinal Fund, starting strong and continuing their upward momentum through most of the twelve month period. Although not without the usual peaks and declines, the market pursued its forward path, finishing our fiscal year at record high levels. The most pronounced rise occurred during the May through August period, while the two most notable pullbacks were during the March-April decline and the mid August through mid September period.

HOW WOULD YOU ASSESS YOUR PERFORMANCE FOR THE YEAR?

We are pleased to report a double digit investment return in The Cardinal Fund for the THIRD CONSECUTIVE YEAR. Our strategies, which resulted in a total return, exclusive of the sales charge, of 39.17% enabled The Cardinal Fund to be ranked in the upper 30% of comparable funds by the Lipper Analytical Services, for the period ended September 30, 1997. This return was quite favorable from both an absolute and relative basis. Our goal continues to be consistently ranked above the majority of similar investment funds.

WHAT IS YOUR STRATEGY FOR STOCK SELECTION?

The Cardinal Fund's strategy has been one of continued participation in the advance by maintaining a near fully invested position throughout the year. We have pursued an investment theme of acquiring stocks of companies with strong management teams, valued products/services, superior distribution avenues and, where possible, global acceptance of product primarily through brand name recognition and a top tier market share. Also, the portfolio is positioned in stocks of companies that are or will be beneficiaries of re-engineering efforts occurring on a world wide basis by many of today's top corporations.

WHAT AREAS OF THE MARKET PERFORMED WELL, AND WHERE DO YOU CURRENTLY SEE VALUE?

In viewing the portfolio one should note that The Cardinal Fund has significant exposure in the TECHNOLOGY sector of the market. Companies such as Intel, Microsoft, Compaq Computers, Gateway 2000 and Tellabs are but a few of the companies that are participants in technological advancements and beneficiaries of corporate productivity enhancements. This is an ongoing process in today's global business environment. Also, the HEALTH CARE sector of the market we believe will be of value to investors, as the demographics of our society move toward a more mature age group and have a need for more health care products and medication. Participation in companies such as Merck, Pfizer, Johnson & Johnson, Medtronic and Boston Scientific are some of the issues we have invested in to generate focus in this area of the market.

THE CARDINAL GROUP
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THE CARDINAL FUND (CONTINUED)
--------------------------------------------------------------------------------

Finally, the FINANCIAL SERVICES sector has been an area of primary focus for our fund and one that has given above market performance for the year. Issues such as Citicorp, Barnett Banks, American International Group and Banc One, are among the many companies owned in this group, which have contributed to the Fund's superior performance. The lower interest rate environment, which we have been espousing, combined with further consolidation in the industry, has made for attractive returns in this group with very moderate levels of risk.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook moving forward continues to be positive. We expect interest rates to remain stable with a strong possibility of heading lower as we move into next year. Lower rates should provide an opportunity for well managed companies to continue to enhance earnings and create an environment to maintain or expand their respective market share positions. Barring signs of prolonged economic weakness, and/or rising interest rates, we expect to remain fully invested in diversified sectors of the economy which meet the standards we have adopted and implemented as a part of our overall strategy.

As of September 30, 1997, the fund's top five holdings were General Electric (4.27%), Mobil (3.17%), Royal Dutch (3.07%), Intel (3.07%) and Textron (2.88%).

John Bevilacqua assumed the management of The Cardinal Fund on January 1, 1996. He has in excess of 22 years of investment experience. He received his MBA from Xavier University and Bachelors of Science from Franklin University.

THE CARDINAL GROUP
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THE CARDINAL FUND (CONTINUED)
--------------------------------------------------------------------------------

              Measurement Period                   The Cardinal Fund(R)           S&P 500
            (Fiscal Year Covered)                    Investor Shares            Stock Index
9/87                                                                9550                     10000
9/88                                                                9219                    11,650
9/89                                                               11251                     15483
9/90                                                               9,741                    14,043
9/91                                                               13008                     18410
9/92                                                               14965                     20435
9/93                                                               16010                     23092
9/94                                                               16551                     23946
9/95                                                               19007                     31035
9/96                                                               22421                     37304
9/97                                                               31203                     52374

             The Cardinal Fund
              Investor Shares
               Average Annual
        Total Return as of 9/30/97*

One Year                            32.9%

Five Year                           14.8%

Ten Year                            12.1%

              Measurement Period                    The Cardinal Fund              S&P 500
            (Fiscal Year Covered)                  Institutional Shares          Stock Index
1/97                                                      10,000                   10,000
9/97                                                      12,977                   12,960

                          Total Return for the Period
                      Jan. 2, 1997 through Sept. 30, 1997
                                   was 29.77%

     The performance of The Cardinal Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects these value-added services. Past performance is not predictive of future results.
---------------
* Reflects 4.50% sales charge.

THE CARDINAL GROUP
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CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1997, Cardinal Aggressive Growth Fund produced a total return exclusive of the sales charge of 33.0%. As a basis of comparison, the Russell 2000 index of smaller capitalization companies achieved a total return of 31.4% and the median return for companies in the Lipper Analytical Services universe of similar funds achieved a return of 27.5%.

The Cardinal Aggressive Growth Fund is managed by Harold C. Elliott, who took over the management of this fund in July of last year, holds an MBA from Xavier University and a bachelor's degree in Finance and Marketing from The University of Cincinnati, has more than 20 years of experience in the investment management business and is currently the Chief Investment Officer of The Ohio Company.

As described above, the Fund has meaningfully outperformed its peers and it's relevant benchmark during the past twelve months. This strong absolute and relative performance can be attributed to several factors. First, the Fund has had a large investment in the stocks of a broad array of technology companies whose stocks have increased dramatically in price as the companies report rapid revenue and earnings growth; secondly, the Fund capitalized on the trend toward consolidation in several industries such as banking, brokerage and broadcasting by owning shares of a number of companies in each industry; and lastly by having a meaningful commitment to companies with smaller capitalizations. Stocks in companies of this last group had been lagging in their investment performance when compared to larger company stocks. This trend reversed itself during the past quarter when investors began to broaden the diversity of their equity portfolios.

While the stocks of Technology companies are historically more volatile than the market as a whole, and thus add volatility to the Fund, we continue to believe that these companies along with the stocks of Healthcare and Financial Service companies offer excellent prospects for future above average appreciation. Expectations for above average growth are based upon the knowledge that both domestic and non-US businesses are spending large amounts of money on productivity enhancing (technology) machinery, equipment and software to improve productivity and the company's ability to maintain and/or improve market share.

Interest in Financial Service and Healthcare companies stem from the fact that the largest and fastest growing segment of the U.S. population is the 35 to 55 year-old age group, which has the ability and need to save and invest. As we have seen through the growth in mutual funds, these trends, which we expect to continue, offer tremendous opportunities for new products and services to the financial service industry. This same demographic group is and will continue to demand more and better healthcare as they live longer and better.

The three themes, changing demographics, growth in the demand for technology and industry consolidation will remain important elements of the Cardinal Aggressive Growth Fund strategy.

THE CARDINAL GROUP
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CARDINAL AGGRESSIVE GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

WHAT IS THE PHILOSOPHY AND STRATEGY EMPLOYED IN THE MANAGEMENT OF THE CARDINAL AGGRESSIVE GROWTH FUND?

The objective of the Cardinal Aggressive Growth Fund is to achieve superior relative and absolute investment returns through investment in a portfolio of companies chosen for their participation in rapidly growing industries, for their unique products or services, or because of industry consolidation.

Company selection is further refined by additional fundamental and growth criteria used to identify characteristics of quality and consistency. These criteria include an analysis of revenue and earnings growth, return on equity, operating margins and the use of debt. Companies that meet the prescribed hurdles are considered for investment with the idea of building a reasonably diversified portfolio.

At the end of September the largest equity holdings in the portfolio were: Intel Corp., EMC Corp., Texas Instruments, Microsoft Inc., and Applied Materials Corp.

WHAT IS THE OUTLOOK FOR THE U.S. ECONOMY AND THE FINANCIAL MARKETS?

We continue to forecast positive but moderate growth for the U.S. economy (GDP) as 1997 ends and we enter a new year. As a result, we continue to expect that corporate earnings will grow, that the federal deficit will "disappear" and that inflation will remain benign. The combination of these factors should result in a positive foundation on which to build a case for continued positive returns from both stocks and bonds -- which we expect.

The factors that could cause a re-evaluation of this forecast would be further turmoil in Southeast Asia and the eventual exportation of significant disinflation from that region. That event could lead to a significant global slowdown. At this time we anticipate that investors will hear further negative news from that region of the world but that with patience and determination the countries will grow out of their problems and not cause a financial crisis throughout the world.

THE CARDINAL GROUP
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CARDINAL AGGRESSIVE GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

              Measurement Period                   Cardinal Aggressive
            (Fiscal Year Covered)            Growth Fund(R) Investor Shares           Russell 2000
6/93                                                      9550                            10000
9/93                                                      9999                           11,020
9/94                                                      9525                            11318
9/95                                                     11844                            13966
9/96                                                     11710                            15795
9/97                                                     15568                            21039

                       Cardinal Aggressive
                         Investor Shares
                       Growth Fund Average
                Annual Total Return as of 9/30/97*

                 One Year                    27.0%

                 Since Inception
                 (6/24/93)                   11.0%

              Measurement Period                   Cardinal Aggressive
            (Fiscal Year Covered)            Growth Fund Institutional Shares           Russell 2000
1/97                                                    10,000                          12,660
9/97                                                    10,000                          12,659


                          Total Return for the Period
                      Jan. 2, 1997 through Sept. 30, 1997
                                   was 26.59%

The performance of Cardinal Aggressive Growth Fund is measured against the Russell 2000 Stock Index, an unmanaged index generally considered to be representative of the U.S. smaller capitalization stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects these value-added services. Past performance is not predictive of future results.

---------------
* Reflects 4.50% sales charge.

THE CARDINAL GROUP
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CARDINAL BALANCED FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1997, The Cardinal Balanced Fund produced a total return of 24.7% versus the 24.0% return for the median return in the Lipper Analytical Service Universe of 333 balanced mutual funds. Since October 1, 1996 The Cardinal Balanced Fund has been managed by Joseph A. Miner, C.F.A. and David C. Will who have 15 and 25 years of investment management experience respectively.

The returns generated by the Balanced Fund have improved dramatically when compared to the Lipper Balanced Fund Universe. Your Fund has gone from performing well below median to above median over the last twelve months. This improvement is a result of our positive outlook for the stock market which led to increased exposure to stocks and increased emphasis on the Capital Goods, Healthcare, Financial Services and Technology groups. These are groups that for the following reasons we expect will be strong performers through the end of the decade.

     1.) Demographic - aging of the population. The need for more healthcare and financial services.

     2.) World wide growth in the need for technology.

     3.) Increased expenditures for improved productivity.

     It is important to note that the managers of Cardinal Balanced Fund believe that industry and company diversification are very important to the continued success of your Fund.

WHAT IS THE PHILOSOPHY AND STRATEGY EMPLOYED IN THE MANAGEMENT OF CARDINAL BALANCED FUND?

For purposes of compliance at least 25% of the portfolios will be invested in senior fixed income securities. The balance of the portfolio will be in common stock or preferred stocks convertible into common stock. By investing primarily in common stocks, the Balanced Fund will pursue its objectives of long-term growth of capital and income.

As previously mentioned, the fund will maintain a diversified portfolio and major sector bets will be avoided. The strategy in the common stock portfolio will be to invest in a core group of stocks that we believe will be able to consistently increase their earnings and dividends. Examples would be - General Electric, Merck, Monsanto, Gillette, Coca Cola, Proctor and Gamble, Citicorp and Intel.

As a value added strategy we also invest in a modest amount of smaller companies that we believe will be able to achieve consistent earnings and dividend growth. Examples would be - Avery Dennison, Crane, Worldcom, Tribune, Cardinal Health, Transocean Offshore, H.F. Ahmanson, Medtronic and HBO & Company.

WHAT IS THE OUTLOOK FOR THE U.S. ECONOMY AND THE FINANCIAL MARKETS?

We continue to forecast positive but moderate growth for the U.S. economy (GDP) as 1997 ends and we enter a new year. As a result, we continue to expect that corporate earnings will grow, that the federal deficit will "disappear" and that inflation will remain benign. The combination of these factors should result in a positive foundation on which to build a case for continued positive returns from both stocks and bonds.

The factors that could cause a re-evaluation of this forecast would be further turmoil in Southeast Asia and the eventual exportation of significant disinflation from that region. That event could lead to a significant global slowdown. At this time we anticipate that investors will hear further negative news from that region of the world but that with patience and determination the countries will grow out of their problems and not cause a financial crisis throughout the world.

THE CARDINAL GROUP
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CARDINAL BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------

         Measurement Period          Cardinal Balanced Fund(R)     S&P 500       Lehman Brothers Govt/Corp.
       (Fiscal Year Covered)               Investor Shares       Stock Index              Bond Index
6/24/93                                              9550                10000                10000
9/93                                                 9684                10310                10330
9/94                                                 9719                10691                 9906
9/95                                                11737                13856                11333
9/96                                                12941                16655                11843
9/97                                                16070                23384                12980

                  Cardinal Balanced Fund
                      Investor Shares
                      Average Annual
                Total Return as of 9/30/97*

                 One Year            19.10%

                 Since Inception
                 (6/24/93)            11.3%

         Measurement Period           Cardinal Balanced Fund       S&P 500       Lehman Brothers Govt/Corp.
       (Fiscal Year Covered)           Institutional Shares      Stock Index              Bond Index
1/97                                          10,000               10,000                   10,000
9/97                                          12,270               12,960                   12,017

                          Total Return for the Period
                      Jan. 2, 1997 through Sept. 30, 1997
                                   was 20.17%

The performance of Cardinal Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market, and the Lehman Brothers Govt./Corp. Bond Index, an unmanaged broad-based index generally considered to be representative of the bond market as a whole. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects these value-added services. Past performance is not predictive of future results.

---------------
* Reflects 4.50% sales charge.

THE CARDINAL GROUP
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CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------

For the year ended September 30, 1997, Cardinal Government Obligations Fund, which invests in a portfolio of U.S. Government agency securities, earned a total return, exclusive of the sales charge, of 9.28%.

The Fund is managed by John R. Carle, CFA, who has 30 years of securities investment experience and has managed the Fund since its inception in February, 1986.

HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE?

The Fund produced a total return for the past 12 months of 9.28% which on an absolute basis is very good. However, that return trailed the return of the Lipper universe of GNMA funds [mutual funds investing primarily in securities issued by the Government National Mortgage Association (GNMA)] which was 9.40%. Since our goal is to consistently rank in the top 50% of our peer group, we are working constantly to attain that position.

WHAT WAS YOUR STRATEGY DURING THE PAST 12 MONTHS?

Our strategy during the past 12 months was moderately to extend the average life of the Fund's portfolio to take advantage of the improving market environment we've experienced during the second half of our fiscal year.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

We are expecting a moderate slow down in economic activity during the early months of the new year and feel the steps we've taken to extend the life of the Fund's portfolio should allow the portfolio to perform well in a continually improving market.

THE CARDINAL GROUP
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CARDINAL GOVERNMENT OBLIGATIONS FUND (CONTINUED)
--------------------------------------------------------------------------------

              Measurement Period             Cardinal Government Obligations
            (Fiscal Year Covered)                Fund(R) Investor Shares           Salomon Mortgage Index
9/87                                                      9550                            10000
9/88                                                     10786                            10880
9/89                                                     11736                            12077
9/90                                                     12913                            13272
9/91                                                     14601                            15436
9/92                                                     15896                            17165
9/93                                                     16664                            18349
9/94                                                     16610                            18165
9/95                                                     18491                            20618
9/96                                                     19608                            21834
9/97                                                     21427                            23974

                  Government Obligations Fund
                        Investor Shares
                         Average Annual
                  Total Return as of 9/30/97*

                     One Year        4.4%

                     Five Year       5.2%

                     Ten Year        7.9%

              Measurement Period             Cardinal Government Obligations
            (Fiscal Year Covered)               Fund Institutional Shares           Salomon Mortgage Index
1/97                                                     10,000                           10,000
9/97                                                     10,686                           10,680

                          Total Return for the Period
                      Jan. 2, 1997 through Sept. 30, 1997
                                   was 6.86%

The performance of Cardinal Government Obligations Fund is measured against the Salomon Mortgage Index, an unmanaged broad-based index generally considered to be representative of GNMA/mortgage-backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects these value-added services. Past performance is not predictive of future results.

---------------
* Reflects 4.50% sales charge.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Cardinal Group:

We have audited the accompanying statements of assets and liabilities of The Cardinal Group -- Cardinal Government Securities Money Market Fund, Cardinal Tax Exempt Money Market Fund, The Cardinal Fund, Cardinal Aggressive Growth Fund, Cardinal Balanced Fund, and Cardinal Government Obligations Fund, including the statements of investments, as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of The Cardinal Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1997, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Cardinal Group at September 30, 1997, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
November 14, 1997

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                                                      CARDINAL
                                                                     GOVERNMENT      CARDINAL
                                                                     SECURITIES     TAX EXEMPT
                                                                    MONEY MARKET   MONEY MARKET
                                                                        FUND           FUND
                                                                    ------------   ------------
ASSETS:
Investments in securities at amortized cost.......................    $417,475       $ 60,736
Repurchase agreements, at cost....................................     116,899              0
                                                                     ---------      ---------
            Total investments.....................................     534,374         60,736
Cash..............................................................           0            301
Interest receivable...............................................       4,929            345
Receivable for Fund shares sold...................................          30              0
Other assets (note 5).............................................         450             70
                                                                     ---------      ---------
            Total assets..........................................     539,783         61,452
                                                                     ---------      ---------

LIABILITIES:
Payable for investment securities purchased.......................      35,000          1,100
Payable for Fund shares redeemed..................................          43              7
Payable for shareholder distributions.............................           0              0
Accrued investment management and transfer agent fees (note 4)....         341             35
Other accrued expenses............................................         135             26
                                                                     ---------      ---------
            Total liabilities.....................................      35,519          1,168
                                                                     ---------      ---------
Commitments and contingencies (note 5)

NET ASSETS:
Paid in capital...................................................     504,282         60,284
Accumulated net realized loss on investments......................        (404)             0
Undistributed net investment income...............................         386              0
                                                                     ---------      ---------
            Total net assets......................................    $504,264       $ 60,284
                                                                     =========      =========
Outstanding shares of beneficial interest.........................     504,282         60,284
                                                                     =========      =========
NET ASSET VALUE PER SHARE.........................................       $1.00          $1.00
                                                                     =========      =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                                                    CARDINAL                    CARDINAL
                                                                   AGGRESSIVE     CARDINAL     GOVERNMENT
                                                  THE CARDINAL       GROWTH       BALANCED     OBLIGATIONS
                                                      FUND            FUND          FUND          FUND
                                                  ------------     ----------     --------     ----------
ASSETS:
Investments in securities, at value (cost
  $154,248, $8,643, $13,409, and $123,417).....     $275,108        $ 13,805      $16,525       $126,397
Repurchase agreements, at cost.................       19,906             214          778          2,402
                                                   ---------        --------      --------     ---------
         Total investments.....................      295,014          14,019       17,303        128,799
                                                   ---------        --------      --------     ---------
Dividends and interest receivable..............          481               5           70            818
Receivable for investment securities sold......            0             258            0          8,307
Receivable for Fund shares sold................           13               4            2              7
Other assets (note 5)..........................          210               7           30             99
Deferred organizational cost...................            0               5            5              0
                                                   ---------        --------      --------     ---------
         Total assets..........................      295,718          14,298       17,410        138,030
                                                   ---------        --------      --------     ---------
LIABILITIES:
Payable for investment securities purchased....            0             328            0         10,889
Payable for Fund shares redeemed...............           23               6            0             17
Payable for shareholder distributions..........            0               0            0            726
Accrued investment management and transfer
  agent fees (note 4)..........................          175              11           10             69
Call options written, at market................          368              61           31              0
Other accrued expenses.........................          364              38           45            184
                                                   ---------        --------      --------     ---------
         Total liabilities.....................          930             444           86         11,885
                                                   ---------        --------      --------     ---------
Commitments and contingencies (note 5)
NET ASSETS:
Paid in capital................................      153,546           9,503       13,149        142,346
Accumulated net realized gain (loss) on
  investments..................................       19,707            (840)         969        (19,250)
Undistributed net investment income (loss).....          186               0           46             69
Unrealized gain on investments.................      121,350           5,191        3,160          2,980
                                                   ---------        --------      --------     ---------
         Total net assets......................     $294,789        $ 13,854      $17,324       $126,145
                                                   =========        ========      ========     =========
NET ASSETS:
Investor shares................................     $267,908        $  9,792      $15,616       $120,342
Institutional shares...........................       26,881           4,062        1,708          5,803
                                                   ---------        --------      --------     ---------
         Total.................................     $294,789        $ 13,854      $17,324       $126,145
                                                   =========        ========      ========     =========
OUTSTANDING SHARES OF BENEFICIAL INTEREST
Investor shares................................       16,094             666        1,180         14,679
Institutional shares...........................        1,615             276          129            708
                                                   ---------        --------      --------     ---------
         Total.................................       17,709             942        1,309         15,387
                                                   =========        ========      ========     =========
NET ASSET VALUE
Investor shares................................     $  16.65        $  14.70      $ 13.23       $   8.20
Institutional shares...........................     $  16.64        $  14.71      $ 13.23       $   8.20
                                                   =========        ========      ========     =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1997

                                                            CARDINAL
                                                           GOVERNMENT               CARDINAL
                                                           SECURITIES              TAX EXEMPT
                                                          MONEY MARKET            MONEY MARKET
                                                              FUND                    FUND
                                                      ---------------------     -----------------
INVESTMENT INCOME:
Interest............................................         $27,592                 $ 2,293
                                                            --------                 -------

EXPENSES:
Investment management fees (note 4).................           2,583                     326
Transfer agent fees and expenses (note 4)...........           1,245                      79
                                                            --------                 -------
          Total affiliated expenses.................           3,828                     405
                                                            --------                 -------
Custodian fees......................................              31                       6
Accounting fees.....................................              66                      17
Professional fees...................................             140                      27
Reports to shareholders.............................             122                       5
Trustees' fees......................................              55                       8
Registration fees...................................              45                      23
Other expenses......................................              97                      13
Amortization of deferred organizational cost........              35                       6
                                                            --------                 -------
          Total non-affiliated expenses.............             591                     105
                                                            --------                 -------
          Total expenses............................           4,419                     510
                                                            --------                 -------
          Net investment income.....................         $23,173                 $ 1,783
                                                            --------                 -------
          Net realized loss from security
            transactions............................             (92)                      0
                                                            --------                 -------
          Net increase in net assets from
            operations..............................          23,081                   1,783
                                                            ========                 =======

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1997

                                                                CARDINAL                    CARDINAL
                                                               AGGRESSIVE     CARDINAL     GOVERNMENT
                                              THE CARDINAL       GROWTH       BALANCED     OBLIGATIONS
                                                  FUND            FUND          FUND          FUND
                                              ------------     ----------     --------     ----------
INVESTMENT INCOME:
Dividends...................................    $  4,274         $   26        $  171       $      0
Interest....................................       1,010             16           391         10,542
                                                --------        -------       -------       --------
          Total income......................       5,284             42           562         10,542
                                                --------        -------       -------       --------
EXPENSES:
Investment management fees (note 4).........       1,563             86           113            654
Distribution fees (note 4)..................         756             33            43            391
Administrative service fees (note 4)........          28              4             2              6
Transfer agent fees and expenses (note 4)...         214             19            18            126
Expenses voluntarily waived (note 4)........        (147)            (6)           (9)           (84)
                                                --------        -------       -------       --------
          Total affiliated expenses.........       2,414            136           167          1,093
                                                --------        -------       -------       --------
Custodian fees..............................          36              9            10             37
Accounting fees.............................          32             23            14             51
Professional fees...........................          69              9             2             37
Reports to shareholders.....................          57              4             1             26
Trustees' fees..............................          33              6             2             20
Registration fees...........................          25             16            11             27
Other expenses..............................          65              3             4             23
Amortization of deferred organizational
  cost......................................          14             10            11              8
                                                --------        -------       -------       --------
          Total non-affiliated expenses.....         331             80            55            229
                                                --------        -------       -------       --------
          Total expenses....................       2,745            216           222          1,322
                                                --------        -------       -------       --------
          Net investment income (loss)......       2,539           (174)          340          9,220
                                                --------        -------       -------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from security
  transactions..............................      19,070           (809)        1,440           (155)
Increase in unrealized gain on
  investments...............................      63,545          4,242         1,687          2,682
                                                --------        -------       -------       --------
          Net realized gain (loss) and
            increase in unrealized gain on
            investments.....................      82,615          3,433         3,127          2,527
                                                --------        -------       -------       --------
          Net increase in net assets from
            operations......................    $ 85,154         $3,259        $3,467       $ 11,747
                                                ========        =======       =======       ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                         CARDINAL
                                                        GOVERNMENT                   CARDINAL
                                                        SECURITIES                  TAX EXEMPT
                                                       MONEY MARKET                MONEY MARKET
                                                           FUND                        FUND
                                                --------------------------     ---------------------
                                                   1997            1996          1997         1996
                                                -----------     ----------     --------     --------
FROM OPERATIONS:
Net investment income.........................  $    23,173     $   22,576     $  1,783     $  1,801
Net realized loss from security
  transactions................................          (92)             0            0            0
                                                -----------     -----------    ---------    ---------
          Net increase in net assets from
            operations........................       23,081         22,576        1,783        1,801
                                                -----------     -----------    ---------    ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders...........      (23,099)       (22,576)      (1,783)      (1,801)
                                                -----------     -----------    ---------    ---------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of fund shares.............    1,330,914      1,272,767      155,053      159,477
Reinvestment of distributions to
  shareholders................................       22,599         22,143        1,668        1,700
Cost of fund shares redeemed..................   (1,327,106)    (1,262,409)    (156,352)    (166,042)
                                                -----------     -----------    ---------    ---------
     Increase (decrease) in net assets from
       capital share transactions.............       26,407         32,501          369       (4,865)
                                                -----------     -----------    ---------    ---------
     Net increase (decrease) in net assets....       26,389         32,501          369       (4,865)
NET ASSETS -- beginning of period.............      477,875        445,374       59,915       64,780
                                                -----------     -----------    ---------    ---------
NET ASSETS -- end of period...................  $   504,264     $  477,875     $ 60,284     $ 59,915
                                                ===========     ===========    =========    =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                                                 CARDINAL AGGRESSIVE
                                                         THE CARDINAL FUND           GROWTH FUND
                                                       ---------------------     -------------------
                                                         1997         1996        1997        1996
                                                       --------     --------     -------     -------
FROM OPERATIONS:
Net investment income (loss).........................  $  2,539     $  4,370     $  (174)    $  (152)
Net realized gain (loss) from security
  transactions.......................................    19,070       35,032        (809)         77
Increase (decrease) in unrealized gain on
  investments........................................    63,545       (1,098)      4,242         (63)
                                                       ---------    ---------    --------    --------
  Net increase (decrease) in net assets from
     operations......................................    85,154       38,304       3,259        (138)
                                                       ---------    ---------    --------    --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income -- Investor
  shares.............................................    (2,179)      (4,551)          0           0
Distributions of net investment
  income -- Institutional shares.....................      (174)           0           0           0
Tax return of capital distribution...................         0            0        (192)          0
Distribution of net realized gains from security
  transactions.......................................   (19,080)     (34,597)        (31)       (766)
                                                       ---------    ---------    --------    --------
  Total distributions to shareholders................   (21,433)     (39,148)       (223)       (766)
                                                       ---------    ---------    --------    --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
INVESTOR SHARES:
Proceeds from sale of fund shares....................    12,835        8,454       1,736       2,503
Reinvestment of distributions to shareholders........    19,793       36,392         218         743
Cost of fund shares redeemed.........................   (51,330)     (41,141)     (4,087)     (3,107)
                                                       ---------    ---------    --------    --------
  Increase (decrease) in net assets from Investor
     share transactions..............................   (18,702)       3,705      (2,133)        139
                                                       ---------    ---------    --------    --------
INSTITUTIONAL SHARES:
Proceeds from sale of fund shares....................    24,912            0       3,720           0
Reinvestment of distributions to shareholders........       174            0           0           0
Cost of fund shares redeemed.........................    (4,358)           0        (438)          0
                                                       ---------    ---------    --------    --------
Increase in net assets from Institutional share
  transactions.......................................    20,728            0       3,282           0
                                                       ---------    ---------    --------    --------
  Net increase (decrease) in net assets..............    65,747        2,861       4,185        (765)
NET ASSETS -- beginning of period....................   229,042      226,181       9,669      10,434
                                                       ---------    ---------    --------    --------
NET ASSETS -- end of period..........................  $294,789     $229,042     $13,854     $ 9,669
                                                       =========    =========    ========    ========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                            CARDINAL            CARDINAL GOVERNMENT
                                                          BALANCED FUND          OBLIGATIONS FUND
                                                       -------------------     ---------------------
                                                        1997        1996         1997         1996
                                                       -------     -------     --------     --------
FROM OPERATIONS:
Net investment income................................  $   340     $   515     $  9,220     $ 10,596
Net realized gain (loss) from security
  transactions.......................................    1,440         856         (155)      (1,240)
Increase (decrease) in unrealized gain on
  investments........................................    1,687          47        2,682         (826)
                                                       --------    --------    ---------    ---------
  Net increase in net assets from operations.........    3,467       1,418       11,747        8,530
                                                       --------    --------    ---------    ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income -- Investor
  shares.............................................     (274)       (519)      (8,849)     (10,496)
Distributions of net investment
  income -- Institutional shares.....................      (20)          0         (301)           0
Tax return of capital distribution...................        0           0            0         (214)
Distribution of net realized gains from security
  transactions.......................................   (1,235)       (483)           0            0
                                                       --------    --------    ---------    ---------
  Total distributions to shareholders................   (1,529)     (1,002)      (9,150)     (10,710)
                                                       --------    --------    ---------    ---------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 7):
INVESTOR SHARES:
Proceeds from sale of fund shares....................    1,191       2,334        8,628        5,062
Reinvestment of distributions to shareholders........    1,413         927        4,918        6,056
Cost of fund shares redeemed.........................   (3,029)     (3,867)     (28,973)     (27,351)
                                                       --------    --------    ---------    ---------
  Decrease in net assets from Investor share
     transactions....................................     (425)       (606)     (15,427)     (16,233)
                                                       --------    --------    ---------    ---------
INSTITUTIONAL SHARES:
Proceeds from sale of fund shares....................    2,004           0        6,374            0
Reinvestment of distributions to shareholders........       20           0          301            0
Cost of fund shares redeemed.........................     (558)          0         (998)           0
                                                       --------    --------    ---------    ---------
Increase in net assets from Institutional share
  transactions.......................................    1,466           0        5,677            0
                                                       --------    --------    ---------    ---------
  Net increase (decrease) in net assets..............    2,979        (190)      (7,153)     (18,413)
NET ASSETS -- beginning of period....................   14,345      14,535      133,298      151,711
                                                       --------    --------    ---------    ---------
NET ASSETS -- end of period..........................  $17,324     $14,345     $126,145     $133,298
                                                       ========    ========    =========    =========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS) --

CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                                               AMORTIZED
                                   MATURITY        FACE          COST
                                     DATE         AMOUNT       (NOTE 2)
                                   ---------     ---------     ---------
U.S. GOVERNMENT-SPONSORED ENTERPRISES AND FEDERAL AGENCY OBLIGATIONS 83%
 Federal Farm Credit Bank Note
   5.50%..........................  11-03-97     $  20,000     $ 20,000
 Federal Farm Credit Bank Note
   5.53%..........................  02-02-98         7,500        7,500
 Federal Farm Credit Bank Note
   5.51%..........................  12-01-97        25,000       25,000
 Federal Farm Credit Bank Note
   5.50%..........................  01-02-98        25,000       25,000
 Federal Farm Credit Bank Note
   5.47%..........................  04-02-98         5,000        5,000
 Federal Farm Credit Bank Note
   5.71%..........................  03-13-98        10,000        9,995
 Federal Farm Credit Bank Note
   5.77%..........................  08-18-98        10,000       10,000
 Federal Farm Credit Bank Note
   5.69%..........................  10-01-97        35,000       35,000
 Federal Farm Credit Bank Note
   5.63%..........................  01-02-98        10,000       10,000
 Federal Home Loan Bank Note
   5.53%..........................  12-16-97        10,000       10,000
 Federal Home Loan Bank Note
   5.52%..........................  02-02-98        10,000        9,982
 Federal Home Loan Bank Note
   5.81%..........................  02-13-98        10,000       10,000
 Federal Home Loan Bank Note
   5.70%..........................  03-04-98        10,000       10,000
 Federal Home Loan Bank Note
   5.91%..........................  04-02-98        10,000        9,997
 Federal Home Loan Bank Note
   5.82%..........................  06-16-98        10,000       10,000
 Federal Home Loan Bank Note
   5.72%..........................  06-30-98        10,000        9,991
 Federal Home Loan Bank Note
   5.88%..........................  08-12-98         5,000        5,000
 Federal Home Loan Bank Note
   5.86%..........................  09-02-98        20,000       20,000
 Federal Home Loan Bank Note
   5.90%..........................  09-16-98         5,000        5,000
 Federal Home Loan Bank Note
   5.80%..........................  09-18-98        15,000       15,010
 Federal Home Loan Bank Note
   5.84%..........................  10-14-98         5,000        5,000
 Student Loan Marketing
   Association Note 5.63%.........  12-12-97         5,000        5,000
 Student Loan Marketing
   Association Note 5.26%*........  12-18-97        60,000       60,000
 Student Loan Marketing
   Association Note 5.17%*........  10-16-97         5,000        5,000

                                                               AMORTIZED
                                   MATURITY        FACE          COST
                                     DATE         AMOUNT       (NOTE 2)
                                   ---------     ---------     ---------
U.S. GOVERNMENT-SPONSORED ENTERPRISES AND FEDERAL AGENCY OBLIGATIONS 83%
(CONTINUED)
 Student Loan Marketing
   Association Note 5.17%*........  11-20-97     $  25,000     $ 25,000
 Student Loan Marketing
   Association Note 5.26%*........  01-15-98         5,000        5,000
 Student Loan Marketing
   Association Note 5.27%*........  02-19-98        30,000       30,000
 Student Loan Marketing
   Association Note 5.32%*........  03-19-98        20,000       20,000
                                                               ---------
 TOTAL U.S. GOVERNMENT-SPONSORED
   ENTERPRISES AND FEDERAL AGENCY
   OBLIGATIONS....................                              417,475
                                                               ---------
REPURCHASE AGREEMENTS 23%
 Daiwa Securities America Inc.
   5.50%
   (collateralized by $31,495,000
   U.S. Treasury notes, 6.75%,
   05-31-99, value $32,640,545....  10-03-97        32,000       32,000
 Fifth Third Bank 6.00%
   (collateralized by $4,886,000
   FNMA Notes, 6.00%, 06-01-15 ,
   value $5,047,141)..............  10-01-97         4,899        4,899
 Merrill Lynch Gov't. Securities
   Inc. 5.56%
   (collateralized by $28,277,035
   U.S. Federal Agency notes,
   6.50%-7.50%, 4-1-08 through
   4-1-24, value $22,442,698).....  10-02-97        22,000       22,000
 The Nikko Securities Co. Int'l,
   Inc. 5.62%
   (collateralized by $16,035,000
   GNMA Notes, 6.00% through
   7.575%, 5-20-24 through
   7-20-27, value $12,577,068)....  10-06-97        12,000       12,000
 Paine Webber Inc. 5.50%
   (collateralized by $36,055,000
   FNMA Notes, 0.00%, 04-01-23 ,
   value $7,140,850)..............  10-07-97         7,000        7,000
 Smith Barney Shearson 5.54%
   (collateralized by $39,500,683
   U.S. Federal Agency notes,
   5.75% through 9.9375%, 3-15-04
   through 2-25-31 , value
   $39,780,001)...................  10-01-97        39,000       39,000
                                                               ---------
 TOTAL REPURCHASE AGREEMENTS......                              116,899
                                                               ---------
 TOTAL INVESTMENTS AT AMORTIZED
   COST 106%......................                             $534,374
                                                               =========

Percentages indicated are based on net assets.
Cost also represents cost for Federal income tax purposes.
* Rule 2a-7, of the Investment Company Act of 1940, defines maturity as the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. The 2a-7 maturity for the indicated Bonds is October 7, 1997.

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS) --

CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                                                                          FINAL        FACE       AMORTIZED
                                                                             2a-7*       MATURITY     AMOUNT/       COST
                                                                           MATURITY        DATE       SHARES      (NOTE 2)
                                                                           ---------     --------     -------     ---------
GENERAL OBLIGATION BONDS 24%
  District of Columbia Refunding Series B currently 7.70%................    6-01-98      6-01-04      1,000       $ 1,045
  Indiana Secondary Market Educational Loans Inc. currently 4.10%........   10-07-97     12-01-14      1,000         1,000
  Mason, Ohio City School District Bond Anticipation currently 4.45%.....    3-20-98      3-20-98      1,000         1,003
  Columbus, Ohio Adjustable Series 1 currently 3.90%.....................   10-07-97     12-01-17      3,100         3,100
  Ohio School District Cash Flow Borrowing Program currently 4.47%.......    6-30-98      6-30-98      2,000         2,008
  Ohio State Public Facilities currently 7.00%...........................    6-01-98      6-01-00      1,000         1,040
  Cincinnati, Ohio City School District Tax currently 3.75%..............   12-01-97     12-01-97      1,500         1,500
  Summit County, Ohio Bond Anticipation currently 4.50%..................    6-04-98      6-04-98      1,000         1,004
  Texas State Refunding currently 4.10%..................................   10-07-97     12-01-16      2,900         2,900
                                                                                                                   -------
                                                                                                                    14,600
                                                                                                                   -------
REVENUE BONDS 72%
  Alaska Industrial Development Authority currently 3.60%................   10-07-97      6-01-10      2,055         2,055
  Connecticut State Development Authority currently 4.00%................   10-07-97      9-01-28      3,400         3,400
  Kentucky Development Financial Authority currently 4.05%...............   10-07-97     12-01-15        900           900
  Clark County, Kentucky Pollution Control currently 3.75%...............   10-15-97     10-15-14      2,300         2,300
  Louisiana Public Facilities Authority Refunding currently 4.05%........   10-07-97     10-01-22      2,000         2,000
  Howard County, Maryland Multifamily Housing currently 4.00%............   10-07-97      6-15-26      2,300         2,300
  Cornell Township, Michigan Economic Development currently 3.55%........    1-15-98      3-01-15      3,100         3,100
  Buffalo County, Nebraska Hospital Authority currently 3.95%............   10-07-97      5-01-18      1,970         1,970
  North Carolina Medical Care Community Hospital currently 4.05%.........   10-07-97      9-01-02      1,600         1,600
  Albuquerque, New Mexico Hospitals currently 4.05%......................   10-07-97      5-15-22      2,500         2,500
  Ohio State Higher Education Facilities Commission currently 3.95%......   10-07-97     12-01-06      1,115         1,115
  Ashtabula County, Ohio Industrial Development currently 3.95%..........   10-07-97     12-01-16      2,400         2,400
  Clackamas County, Oregon Hospital Facilities Authority currently
    3.55%................................................................    4-01-98      4-01-14      1,100         1,100
  Pennsylvania State Higher Education Assistance currently 4.10%.........   10-07-97      7-01-18      1,500         1,500
  York County, South Carolina Pollution Control currently 3.64%..........   11-01-97      8-15-14        980           980
  York County, South Carolina Pollution Control currently 3.64%..........   11-01-97      8-15-14      1,955         1,955
  Lower Neches Valley Authority, Texas currently 3.75%...................    2-17-98      2-15-17      1,000         1,000
  Grand Prairie, Texas Housing -- Refunding currently 4.10%..............   10-07-97      6-01-10      1,800         1,800
  Hockley County, Texas Industrial Development currently 3.75%...........   11-01-97      3-01-14      1,750         1,752
  Utah State Board of Regents currently 4.10%............................   10-07-97     11-01-31      1,500         1,500
  Peninsula Ports Authority, Virginia, Revenue currently 3.80%...........   11-01-97     12-01-05      2,000         2,000
  Marion County, West Virginia Common Solid Waste currently 4.25%........   10-07-97     10-01-17      1,000         1,000
  Uinta County, Wyoming Pollution Control currently 3.75%................   10-01-97      8-15-20      2,900         2,900
                                                                                                                   -------
                                                                                                                    43,127
                                                                                                                   -------
REGULATED INVESTMENT COMPANY 5%
  Goldman Sacs Financial Square Tax Exempt Fund currently 3.25%..........   10-01-97                   3,009         3,009
                                                                                                                   -------
  TOTAL INVESTMENTS AT AMORTIZED COST 101%...............................                                          $60,736
                                                                                                                   =======

 * Rule 2a-7, of the Investment Company Act of 1940, defines maturity as the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Percentages indicated are based on net assets.
Cost also represents cost for Federal income tax purposes.
See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

THE CARDINAL FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK 92%
BASIC MATERIALS 6%
  Aluminum Co. of America..........      25,000     $  2,050
  Boise Cascade Corp...............      30,000        1,262
  Dow Chemical Company.............      35,000        3,173
  Dupont de Nemours and Co.........      51,400        3,164
  International Paper..............      40,000        2,203
  Monsanto Company.................      25,000          975
  Potash Corp. Saskatchewan........      25,000        1,963
  Solutia Incorporated*............       5,000          100
  Willamete Industries.............      40,000        1,530
  Worthington Industries Inc.......      30,000          608
                                                    --------
                                                      17,028
                                                    --------
CONSUMER CYCLICALS 5%
  Dun & Bradstreet.................      30,000          851
  Gannett Company, Inc.............      30,000        3,238
  Gucci Group ADR..................      10,000          469
  Kohl's Corp.*....................      20,000        1,420
  Limited Inc......................      50,000        1,222
  Lowe's Companies.................      35,000        1,361
  New York Times Company Cl 'A'....      40,000        2,100
  Nike Incorporated................      15,000          795
  Saks Holdings, Inc.*.............      25,000          522
  Service Corporation
    International..................      30,000          966
  Tribune Company..................      40,000        2,132
                                                    --------
                                                      15,076
                                                    --------
CAPITAL GOODS 11%
  ASEA AB ADR......................      10,000        1,415
  Boeing Company...................      20,000        1,089
  Caterpillar, Inc.................      30,000        1,618
  Deere & Company..................      25,000        1,344
  General Electric Company.........     170,000       11,571
  Johnson Controls Inc.............      25,000        1,239
  Minnesota Mining & Manufacturing
    Co.............................      50,000        4,625
  Textron, Incorporated............     120,000        7,800
  Tyco International Ltd...........      12,000          985
  U.S. Filter Corporation*.........      35,000        1,506
                                                    --------
                                                      33,192
                                                    --------

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
COMMUNICATIONS 4%
  Cellular Technical Services*.....      25,000     $    145
  GTE Corp.........................     100,000        4,538
  LCI International, Inc.*.........      50,000        1,331
  Pacific Gateway Exchange*........      15,000          587
  Sprint Corporation...............      40,000        2,000
  WorldCom, Inc*...................      70,000        2,476
                                                    --------
                                                      11,077
                                                    --------
ENERGY 11%
  Exxon Corp.......................      40,000        2,563
  Global Marine*...................      30,000          998
  Mobil Corp.......................     116,000        8,584
  Royal Dutch Petroleum............     150,000        8,325
  Schlumberger Ltd.................      40,000        3,368
  Texaco, Incorporated.............     100,000        6,144
  Transocean Offshore,
    Incorporated...................      20,000          957
                                                    --------
                                                      30,939
                                                    --------
FINANCIAL SERVICES 16%
  American International Group,
    Inc............................      45,000        4,643
  Banc One Corporation.............     100,000        5,581
  Bank of New York Co. Inc.........      15,000          720
  Bankers Trust NY.................      15,000        1,838
  Beneficial Corporation...........      50,000        3,809
  Charter One Financial Corp.......     105,000        6,208
  Cincinnati Financial Corp........      75,000        6,150
  Citicorp.........................      12,000        1,607
  Federal National Mortgage........      20,000          940
  Huntington Bancshares............      60,000        2,164
  Key Corp.........................     100,000        6,363
  Marsh & McLennan, Inc............      90,000        6,896
  T. Rowe Price Associates Inc.....      10,000          673
                                                    --------
                                                      47,592
                                                    --------

* Non-income producing                                               (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED) --

THE CARDINAL FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
HEALTHCARE 10%
  American Home Products...........      80,000     $  5,840
  Amgen, Incorporated*.............      15,000          719
  Biomet, Inc......................      60,000        1,440
  Boston Scientific*...............      20,000        1,104
  Cardinal Health Inc..............      15,000        1,065
  HEALTHSOUTH Corporation*.........      50,000        1,334
  Johnson & Johnson................      80,000        4,610
  Medtronic, Inc...................      70,000        3,290
  Merck & Company, Inc.............      50,000        4,997
  Pfizer, Inc......................      70,000        4,204
  Tenet Healthcare Corporation.....      40,000        1,165
  Warner Lambert Inc...............      10,000        1,349
                                                    --------
                                                      31,117
                                                    --------
CONSUMER STAPLES 10%
  Anheuser Busch Cos., Inc.........      50,000        2,256
  Coca Cola Company................     100,000        6,094
  Gillette Company.................      25,000        2,158
  Imax Inc.*.......................      20,000          523
  Kimberly-Clark Corp..............      30,000        1,468
  McDonald's Corporation...........      30,000        1,429
  PepsiCo Incorporated.............      50,000        2,028
  Philip Morris Companies, Inc.....     150,000        6,234
  Playtex Incorporated*............      75,000          759
  Proctor & Gamble Company.........      70,000        4,834
  The Walt Disney Company..........      25,000        2,016
                                                    --------
                                                      29,799
                                                    --------
                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
COMMON STOCK (CONTINUED)
TECHNOLOGY 17%
  3Com Corp.*......................      20,000     $  1,025
  Applied Materials*...............      25,000        2,381
  Atmel Corporation*...............      40,000        1,458
  Cisco Systems*...................      25,000        1,827
  Compaq Computer Corp.............      75,000        5,606
  Dell Computer Corp.*.............      10,000          969
  Gateway 2000*....................      30,000          943
  Hewlett Packard..................      40,000        2,783
  Intel Corp.......................      90,000        8,308
  International Business Machines
    Corp...........................      30,000        3,178
  Kent Electronics*................      25,000          988
  Lucent Technologies..............      40,000        3,255
  Microsoft Corp.*.................      55,000        7,277
  Motorola Inc.....................      40,000        2,875
  Oracle Corp.*....................      15,000          547
  Tektronix, Incorporated..........      30,000        2,023
  Tellabs, Incorporated*...........      30,000        1,545
  Texas Instruments, Inc...........      25,000        3,377
                                                    --------
                                                      50,365
                                                    --------
UTILITIES 2%
  Western Resources................      60,000        2,059
  Williams Companies, Inc..........      60,000        2,809
                                                    --------
                                                       4,868
                                                    --------
  TOTAL COMMON STOCK...............                  271,053
                                                    --------
    (cost $150,081,175)
INDEX OPTIONS 1%
  Standard and Poor's Index 500
    December 940 puts..............         200          638
  Standard and Poor's Index 500
    December 950 puts..............         400        1,445
                                                    --------
  TOTAL INDEX OPTIONS..............                    2,083
                                                    --------
    (cost $2,194,300)

* Non-income producing                                               (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED) --

THE CARDINAL FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                        FACE/        MARKET
                                       SHARES        VALUE
                                      ---------     --------
REPURCHASE AGREEMENTS 6%
  Fifth Third Bank 6.00%
    due 10/1/97 (collateralized by
    $1,203,000 FNMA, 6.00%, 6/1/15,
    value $1,242,474)..............   1,206,176     $  1,206
  Paine Webber Inc. 6.10%
    due 10/1/97 (collateralized by
    $49,177,401 U.S. Federal Agency
    notes, 0.00%, 3/1/20 through
    6/1/29, value $19,074,854).....   18,700,000      18,700
                                                    --------
    TOTAL REPURCHASE AGREEMENTS....                   19,906
                                                    --------
    (cost $19,906,176)
U.S. TREASURY OBLIGATIONS 1%
  U.S. Treasury Bill 5.04%, due
    1/8/98.........................   2,000,000        1,972
                                                    --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                    1,972
                                                    --------
    (cost $1,971,988)
    TOTAL INVESTMENTS 100%.........                 $295,014
                                                    ========
    (cost $174,153,639)(a)

                                                      MARKET
                                       CONTRACTS      VALUE
                                       ---------      ------
OPTIONS WRITTEN
Standard and Poor's Index 500
  December 1050 calls...............      (600)       $(368)
                                                      ------
    TOTAL OPTIONS WRITTEN (premium
      received $858,191)(a).........      (600)       $(368)
                                                      =======

    Percentages indicated are based on net assets.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation (including unrealized appreciation on
          options written).................................................    $   122,716
        Unrealized depreciation............................................         (1,366)
                                                                               -----------
        Net unrealized appreciation........................................    $   121,350
                                                                               ===========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMON STOCK 97%
BASIC MATERIALS 1%
  Buckeye Cellulose*................     2,000      $    81
CONSUMER CYCLICALS 7%
  Cort Business Services*...........     4,000          160
  Gartner Group 'A'*................     2,000           60
  Kohl's Corp.*.....................     2,000          142
  La Quinta Inns....................     3,000           71
  Little Fuse*......................     5,000          174
  New York Times Company Cl 'A'.....     3,000          158
  Personal Group of America*........     4,000          137
  Pierce Leahy*.....................     3,500           94
                                                    -------
                                                        996
                                                    -------
CAPITAL GOODS 2%
  Lancer Corp.*.....................     7,500          120
  U.S. Filter*......................     3,000          129
  Westinghouse Elec.................     3,000           81
                                                    -------
                                                        330
COMMUNICATIONS 5%
  AirTouch Communications*..........     7,000          248
  Pacific Gateway Exchange*.........     4,000          157
  WorldCom inc*.....................    10,000          353
                                                    -------
                                                        758
                                                    -------
FINANCIAL SERVICES 15%
  Amer Capital Strategies*..........    10,000          200
  AmSouth Bancorp...................     2,500          121
  Bear Stearns Cos..................     1,550           68
  CMAC Investment...................     3,000          161
  Corestates Financial..............     1,000           66
  Crestar Financial.................     2,500          117
  Edwards (AG) Inc..................     1,000           51
  First Tenn Natl...................     3,000          171
  Fleet Financial Group.............     1,500           98
  Legg Mason Inc....................     1,333           70
  McDonald & Co. Invest.............     2,000           58
  Mellon Bank Corp..................     1,500           82
  Nationwide Finl Svcs. 'A'.........     5,000          139
  Paine Webber Group................     1,500           70
  PNC Bank Corp.....................     2,000           98
  Raymond James Finl................     2,500           90
  Salomon Inc.......................     2,000          150
  Summit Bancorp....................     1,500           67

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
  Union BanCal Corp.................     1,500      $   130
  Union Planters....................     2,000          113
                                                    -------
                                                      2,120
                                                    -------
HEALTHCARE 10%
  Alkermes Inc.*....................     5,000          103
  Biomet, Inc.......................    10,000          240
  Centecor Inc.*....................     2,000           95
  Cygnus Inc.*......................     4,000           79
  Dentsply International............     2,000          112
  Genzyme Corp. -- Genl Div*........     3,000           89
  Genzyme spin off  -- Tissue
    Repair*.........................        90            1
  Hfs Inc.*.........................     1,000           74
  Maxicare Health Plans*............    10,000          186
  Teva Pharm Inds ADR...............     4,000          224
  Vertex Pharmaceuticals Inc.*......     5,000          189
                                                    -------
                                                      1,392
                                                    -------
CONSUMER STAPLES 5%
  Chancelor Media Corp 'A'*.........     3,000          158
  Emmis Broadcasting 'A'*...........     2,000           96
  Imax Inc.*........................     6,000          157
  Philip Morris Companies, Inc......     3,000          125
  Pixar*............................     4,000           93
                                                    -------
                                                        629
                                                    -------
TECHNOLOGY -- SEMICONDUCTORS 24%
  Analog Devices*...................     8,667          290
  Applied Materials*................     4,000          381
  Atmel Corporation*................     7,000          255
  CFM Technologies*.................     3,500          137
  Cymer Inc.*.......................     2,000           55
  DuPont Photomasks*................     2,500          180
  Intel Corp........................     5,500          508
  KLA-Tencor Corp.*.................     5,000          338
  Lam Research*.....................     1,500           70
  Lattice Semiconductor*............     3,000          195
  National Semiconductors*..........     4,000          164
  PRI Automation*...................     5,000          293
  Texas Instruments.................     3,000          405
                                                    -------
                                                      3,271
                                                    -------

* Non-income producing                                               (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED) --

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMON STOCK (CONTINUED)
TECHNOLOGY -- SOFTWARE 6%
  Computer Science*.................     4,500      $   318
  Microsoft Corp.*..................     3,000          397
  Netscape Communications*..........     2,000           72
                                                    -------
                                                        787
                                                    -------
TECHNOLOGY -- HARDWARE/NETWORKING
  22%
  3Com Corp.*.......................     3,000          154
  Asyst Technologies*...............     4,000          178
  CHS Electronics*..................     3,000           82
  Compaq Computer Corp..............     5,000          374
  Dell Computer Corp.*..............     3,000          291
  EMC Corp*.........................     7,000          409
  GenRad, Inc.*.....................    13,000          375
  Hewlett-Packard...................     3,000          209
  Lecroy Corp.......................     5,000          221
  Motorola, Inc.....................     4,000          288
  Photon Dynamics, Inc.*............     9,000           67
  Silicon Graphics*.................     7,000          184
  Tellabs, Inc*.....................     5,500          283
                                                    -------
                                                      3,115
                                                    -------
    TOTAL COMMON STOCK..............                 13,479
    (cost $8,321,463)                               -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
INDEX OPTIONS 2%
  Morgan Stanley High Tech Index
    Dec. 490 Puts...................        55      $    95
  Russell 2000 Index Options Dec.
    415 Calls.......................        50          231
                                                    -------
    TOTAL INDEX OPTIONS.............                    326
    (cost $320,815)                                 -------

REPURCHASE AGREEMENT 2%
Fifth Third Bank, 6.00% due 10/1/97,
  collateralized by $214,000 FNMA,
  6.00%, 6/1/15, value $221,022)....   214,320          214
                                                    -------
    TOTAL REPURCHASE AGREEMENTS
      (cost $214,320)                                   214
                                                    -------
    TOTAL INVESTMENTS 101%..........                $14,019
    (cost $8,856,589)(a)                            ========

OPTION WRITTEN
  Morgan Stanley High Tech Index
    Dec. 575 call...................       (55)     $   (61)
    (premium received $89,898)(a)                   ========

    Percentages indicated are based on net assets.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................................................   $     5,470
        Unrealized depreciation (including unrealized depreciation on options written)..............          (279)
                                                                                                       -----------
        Net unrealized appreciation.................................................................   $     5,191
                                                                                                        ==========

* Non-income producing

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS) --

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
COMMON STOCK 63%
BASIC MATERIALS 2%
  DuPont de Nemours and Co..........     2,000      $   123
  Monsanto Co.......................     3,500          137
  Solutia Inc.*.....................       700           14
                                                    -------
                                                        274
                                                    -------
CONSUMER CYCLICALS 4%
  Consolidated Stores*..............     3,000          126
  New York Times Co. Cl 'A'.........     3,500          184
  Nike Inc. Cl 'B'..................   2,000..          106
  Service Corporation Intl..........     3,000           97
  Tribune Co........................     4,000          212
                                                    -------
                                                        725
                                                    -------
CAPITAL GOODS 7%
  Avery Dennison Corp...............     4,500          180
  Crane Co..........................     4,500          185
  Deere & Co........................     3,000          161
  Emerson Electric..................     2,000          115
  General Electric..................     4,000          272
  Textron, Inc......................     2,400          156
  Tyco International Limited........     2,500          206
                                                    -------
                                                      1,275
                                                    -------
COMMUNICATIONS 1%
  Worldcom, Inc.*...................     7,000          248
                                                    -------
ENERGY 5%
  Amoco Corp........................     1,500          145
  Exxon Corp........................     3,000          192
  Mobil Corp........................     2,000          148
  Schlumberger Ltd..................     2,000          168
  Transocean Offshore,
    Incorporated....................     6,000          288
                                                    -------
                                                        941
                                                    -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
FINANCIAL SERVICES 14%
  Ahmanson (H F) & Co...............     4,000      $   227
  AmSouth Bancorp...................     2,200          107
  Am. Express.......................     2,000          164
  Am. General Hospitality...........     4,000          117
  Am. Intl Group....................     1,500          155
  Bank of Boston Corp...............     1,200          106
  Bank of New York Co., Inc.........     3,500          168
  Bay Apartment Communities.........     2,500          100
  Ben Franklin Resources............     2,300          214
  Citicorp..........................     1,000          134
  Federal National Mortgage Assn....     2,500          118
  Inmc Mortgage Holdings, Inc.......     7,000          175
  Mellon Bank Corp..................     3,000          164
  Traveler's Group..................     2,667          182
  T. Rowe Price Assocation..........     3,500          234
                                                    -------
                                                      2,365
                                                    -------
HEALTHCARE 8%
  Amgen, Inc.*......................     2,000           96
  Cardinal Health, Inc..............     2,000          142
  HealthSource Corp.*...............     9,000          240
  Johnson & Johnson.................     3,000          173
  Medtronic, Inc....................     5,000          235
  Merck & Company, Inc..............     2,000          200
  Pfizer Inc........................     2,000          120
  Quorum Health Group*..............     4,500          110
  Tenet Healthcare Corporation......     4,000          116
                                                    -------
                                                      1,432
                                                    -------
CONSUMER STAPLES 9%
  Coca Cola Co......................     3,000          183
  Colgate-Palmolive.................     3,000          209
  Disney (Walt) Co..................     1,900          153
  Gillette Co.......................     2,500          216
  McDonald's Corp...................     2,000           95
  Pepsico Inc.......................     3,000          122
  Philip Morris Company, Inc........     3,000          125
  Procter & Gamble Company..........     2,000          138
  Robert Mondavi Cl 'A'*............     3,000          164
  Wendy's Intl......................     5,000          106
                                                    -------
                                                      1,511
                                                    -------

* Non-income producing                                               (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED) --

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
TECHNOLOGY 10%
  Applied Materials*................     3,000      $   286
  Cisco Systems*....................     2,000          146
  Compaq Computer Corp..............     2,000          150
  Computer Sciences*................     2,000          142
  Hewlett-Parckard..................     3,000          209
  Intel Corp........................     2,600          240
  Lucent Technologies...............     3,500          285
  Microsoft Corp.*..................     1,000          131
                                                    -------
                                                      1,589
                                                    -------
TRANSPORTATION 2%
  Burlington Northern Santa Fe......     1,500          145
  Federal Express*..................     2,500          200
                                                    -------
                                                        345
                                                    -------
UTILITIES 1%
  Williams Cos......................     3,000          140
                                                    -------
    TOTAL COMMON STOCK..............                 10,845
      (Cost $8,016,209)                             -------

INDEX OPTION 1%
  Standard and Poor index 500
    December 940 puts...............        50          181
                                                    -------
    TOTAL INDEX OPTIONS.............                    181
      (Cost $202,650)                               -------

PREFERRED STOCK 2%
  Glendale Federal Bank 8.750%
    preferred series E..............     4,000          297
                                                    -------
    TOTAL PREFERRED STOCK...........                    297
      (Cost $170,400)                               -------

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
CORPORATE BONDS 14%
  AMR Corp. 10.18%, 1-2-13..........   250,000      $   309
  Anheuser-Busch Co. 7.00%, 9-1-05..   250,000          254
  Consumers Power 7.50%, 6-1-02.....   300,000          305
  CSX Transportation 6.72%,
    6-1-06..........................   250,000          251
  Dole Foods Company 7.00%, 5-15-
    03..............................   200,000          203
  G.M. Acceptance 7.00%, 9-15-02....   200,000          205
  Kemper Corp. 6.875%, 9-15-03......   250,000          253
  Limited Incorporated 7.50%,
    3-15-23.........................   250,000          237
  Nordstrom Inc. 6.70%, 7-1-05......   250,000          250
  United States Filter Corp. 4.50%,
    12-15-01........................   150,000          185
                                                    -------
    TOTAL CORPORATE BONDS...........                  2,452
      (Cost $2,298,373)                             -------

U.S. GOVERNMENT-SPONSORED ENTERPRISES
  AND FEDERAL AGENCY OBLIGATIONS 10%
  Federal National Mortgage
    Association 7.09%, 3-13-07         250,000          254
  Federal National Mortgage
    Association 6.99%, 7-9-07.......   250,000          253
  Federal National Mortgage
    Association 6.94%, 3-14-11......   500,000          497
  Federal National Mortgage
    Association 7.00%, 9-3-03.......   250,000          252
  Federal National Mortgage
    Association 7.03%, 10-25-06.....   250,000          255
  Federal National Mortgage
    Association 7.50%, 11-15-06.....   250,000          254
                                                    -------
    TOTAL U.S. GOVERNMENT-SPONSORED
      ENTERPRISES AND FEDERAL AGENCY
      OBLIGATIONS (Cost
      $1,751,077)...................                  1,765
                                                    -------
U.S. GOVERNMENT OBLIGATIONS 6%
  U.S. Treasury Note 5.875%,
    Due 2-15-04.....................   500,000          494
  U.S. Treasury Strips 11.25%,
    Due 2-15-09, principal only.....   1,000,000        491
                                                    -------
    TOTAL U.S. GOVERNMENT
      OBLIGATIONS...................                    985
      (Cost $895,882)                               -------


* Non-income producing                                               (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED) --

CARDINAL BALANCED FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                        FACE/       MARKET
                                       SHARES        VALUE
                                       -------      -------
REPURCHASE AGREEMENT 4%
  Fifth Third Bank 6.00%, due
    10-1-97
    (collateralized by $6.00% FNMA
    notes, 6.00%, 6-1-15, value
    $801,463).......................   777,532      $   778
                                                    -------
    TOTAL REPURCHASE AGREEMENTS.....                    778
      (Cost $777,532)                               -------

    TOTAL INVESTMENTS 100%..........                $17,303
      (Cost $14,187,122)(a)                         ========

OPTIONS WRITTEN
  Standard and Poor Index 500, Dec
    1050 calls......................       (50)     $   (31)
                                                    -------
    TOTAL OPTIONS WRITTEN (premium
      received $74,850)(a)..........                $   (31)
                                                    ========

Percentages indicated are based on net assets.

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................................................   $     3,265
        Unrealized depreciation.....................................................................          (105)
                                                                                                       -----------
        Net unrealized appreciation.................................................................   $     3,160
                                                                                                        ==========

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (PRINCIPAL AMOUNTS AND MARKET VALUE IN THOUSANDS) --

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
SEPTEMBER 30, 1997

                                                       MARKET
                                         PRINCIPAL     VALUE
                                          AMOUNT      (NOTE 2)
                                         --------     --------
U. S. GOVERNMENT AGENCY OBLIGATIONS 99%
 GNMA CLC Notes, 7.375%, stated
   maturity 01-15-98...................  $    443     $    447
 GNMA CLC Notes, 7.75%, stated maturity
   12-15-98............................       143          147
 GNMA CLC Notes, 8.00%, maturing
   06-15-98 through 10-15-98...........       500          522
 GNMA CLC Notes, 8.125%, stated
   maturity 05-15-99...................     1,307        1,372
 GNMA PL Notes, 8.00% stated maturity
   11-15-24............................     1,658        1,723
 GNMA PL Notes, 8.125% stated maturity
   6-15-29.............................       491          514
 GNMA PL Notes, 8.25% stated maturity
   7-15-27.............................     2,768        2,862
 GNMA PL Notes, 8.50% stated maturity
   9-15-29.............................     2,149        2,281
 GNMA PL Notes, 9.00% stated maturities
   5-15-16 through 10-15-21............     2,415        2,529
 GNMA PL Notes, 9.00% stated maturity
   10-15-16+...........................     1,607        1,739
 GNMA I Note, 7.35% stated maturity
   01-15-98............................     2,169        2,185
 GNMA I Notes, 7.50% stated maturities
   from 10-15-25 through 03-15-27......    14,582       14,846
 GNMA I Note, 7.75% stated maturity
   02-15-98............................     2,008        2,081
 GNMA I Notes, 8.00% stated maturities
   from 06-15-98 through 04-15-37......    21,400       22,355
 GNMA I Notes, 8.125% stated maturity
   05-15-99............................     2,495        2,620
 GNMA I Notes, 8.25% stated maturities
   from 03-15-22 through 10-15-36......     5,327        5,628
 GNMA I Notes, 8.50% stated maturities
   from 05-15-16 through 03-15-30......    15,816       16,714
 GNMA I Note, 8.875% stated maturity
   05-15-35............................     1,258        1,352

                                                       MARKET
                                         PRINCIPAL     VALUE
                                          AMOUNT      (NOTE 2)
                                         --------     --------
U. S. GOVERNMENT AGENCY OBLIGATIONS
 (CONTINUED)
 GNMA I Notes, 9.00% stated maturities
   from 06-15-16 through 03-15-33......  $ 16,251     $ 17,547
 GNMA I Notes, 9.25% stated maturities
   from 03-15-30 through 02-15-33......     1,646        1,786
 GNMA I Notes, 9.50% stated maturities
   from 01-15-19 through 02-15-23......       800          843
 GNMA I Note, 10.25% stated maturity
   12-15-22............................     1,620        1,710
 GNMA I Note, 10.50% stated maturity
   06-15-14............................       999        1,047
 GNMA II Notes, 7.50% stated maturities
   from 07-20-27 through 08-20-27......     8,930        9,075
 GNMA II Notes, 8.00% stated maturities
   from 05-20-22 through 12-20-26......     3,493        3,602
 GNMA II Notes, 10.00% stated
   maturities from 01-20-14 through 12-
   20-21...............................     7,213        7,875
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS (COST                 --------     --------
       $122,422,184)...................   119,488      125,402
                                         --------     --------
U.S. TREASURY OBLIGATIONS 1%
U.S. Treasury Note 5.875%, 09-30-02
 (cost $994,660).......................     1,000          995
                                                      --------
REPURCHASE AGREEMENT 2%
Fifth Third Bank 6.00%, Due 10-1-97
 (collateralized by $2,396,006 FNMA
 6.00%, 6-1-15, value $2,474,620, cost
 $2,401,996)                                2,402        2,402
                                                      --------
     TOTAL INVESTMENTS (COST
       $125,818,840) (a) 102%..........               $128,799
                                                      ========

Percentages indicated are based on net assets.
CLC -- Construction Loan Contract
GNMA -- Government National Mortgage Association
PL -- Project Loan
+ Security is segregated as collateral for construction loans

(a) Represents cost for Federal income tax purposes. Cost differs from market value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.........................................................................   $ 3,029
        Unrealized depreciation.........................................................................       (49)
                                                                                                           -------
        Net unrealized appreciation.....................................................................   $ 2,980
                                                                                                            ======

See accompanying notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997 (UNAUDITED)
1.  ORGANIZATION

The Cardinal Group (the "Group") is an open-end management investment company, sponsored by The Ohio Company ("TOC"), established as an Ohio Business Trust on March 23, 1993. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. Before June 24, 1993 the Group had no operations other than those relating to organizational matters, including the issuance of 5,000 shares of beneficial interest in each of Cardinal Balanced Fund and Cardinal Aggressive Growth Fund (the "Original Portfolios") for cash at $10.00 per share on June 4, 1993 to Cardinal Management Corp. ("CMC"), the Group's Investment Adviser and a wholly owned subsidiary of TOC.

Effective May 1, 1996 the Group acquired the assets and assumed the liabilities of four open-end management investment companies also sponsored by TOC in exchange for shares of corresponding portfolios of the Group. Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, The Cardinal Fund Inc., and Cardinal Government Obligations Fund (collectively the "Acquired Funds") were acquired by portfolios of the Group as follows:

     Cardinal Government Securities Trust was acquired by Cardinal Government Securities Money Market Fund

     Cardinal Tax Exempt Money Trust was acquired by Cardinal Tax Exempt Money Market Fund

     The Cardinal Fund Inc. was acquired by The Cardinal Fund

     Cardinal Government Obligations Fund was acquired by Cardinal Government Obligations Fund

The new portfolios retained the basic investment objectives and assumed the historical performance of the Acquired Funds.

Effective January 1, 1997, as authorized by the Board of Trustees, the Group began to issue shares of two classes, Investor and Institutional, of units of beneficial interest of The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Balanced Fund and Cardinal Aggressive Growth Fund portfolios Qualifying Shareholder Accounts.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies that the Group follows in the preparation of its financial statements and the calculation of daily net asset values. The policies are in conformity with generally accepted accounting principles and the Investment Company Act of 1940 (the "Act"), as amended. The preparation of these financial statements requires the management of the Group to make estimates and assumptions which affect the reported amounts of assets and liabilities as of September 30, 1997 and the income and expenses reported for the period. Actual results could differ significantly from those estimates.

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

SECURITIES VALUATION Investments in Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund (the "money market funds") are valued at amortized cost, which approximates the market value. Any premiums and discounts are amortized on a straight-line method to the maturity of the particular security. The use of the amortized cost method requires that the money market funds purchase only securities with a remaining maturity of 397 calendar days or less (longer if certain maturity shortening provisions in Rule 2a-7, of the Act, apply) and maintain a dollar weighted portfolio maturity of 90 days or less.

Investments in The Cardinal Fund, Cardinal Aggressive Growth Fund, Cardinal Balanced Fund and Cardinal Government Obligations Fund (collectively the "non-money market funds") listed or traded on a national securities exchange are valued at the last sale price. Investments traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as may be quoted by the National Association of Securities Dealers Automated Quotation System. If no quotations are available the portfolio securities are valued in good faith using methods approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded on the trade date, which is the date they are purchased or sold. Interest income is recognized on the accrual basis. Dividend income, if any, is recognized on the ex-dividend date. Realized gains or losses are calculated using the First-In/First-Out (FIFO) basis.

REPURCHASE AGREEMENTS It is the policy of the Group for its Custodian, Fifth Third Bank of Cincinnati, or a third-party bank reporting to the Custodian, to take possession of all securities pledged to the Group as collateral for the funds loaned in repurchase agreements. Repurchase agreements entered into by the Group must mature in seven days or less and be fully collateralized by securities eligible for purchase by the participating portfolio. The Group may only participate in repurchase transactions with those banks and securities broker/dealers that meet the credit criteria established by the Board of Trustees and monitored by CMC.

DEFERRED ORGANIZATIONAL COST Costs incurred with the initial organization of Cardinal Aggressive Growth Fund and Cardinal Balanced Fund have been deferred and are being amortized on a straight-line basis over the 60 month period from the commencement of operations on June 24, 1993.

FEDERAL INCOME TAXES The Group has made no provision for Federal income taxes. It is the intention of the management of the Group to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and gains within the required time, to relieve it from all, or substantially all, Federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS The money market funds and Cardinal Government Obligations Fund declare dividends from net investment income daily and pay them to shareholders monthly. The Cardinal Fund, Cardinal Aggressive Growth Fund and Cardinal Balanced Fund declare and pay dividends from net

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

investment income, if any, quarterly. Realized capital gains, if any, are declared and paid annually by the Group. Distributions of net investment income and realized capital gains are determined in accordance with the Internal Revenue Code and may differ from those calculated in accordance with generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. In the current year, the Cardinal Aggressive Growth Fund distributed capital gains which exceeded net realized gains by approximately $192,000, therefore qualifying as a distribution of capital.

OPTION WRITING When a portfolio of the Group writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from options written that expire unexercised are recognized as realized gains by the portfolio on the expiration date. The difference, if any, between the premium received and the amount paid in a closing transaction is also treated as a realized gain or loss. If a written option is exercised, the premium received is added to proceeds from sales of the underlying securities for call options written or deducted from the cost basis of securities purchased for put options written. The portfolios making use of option writing bear the market risk of an unfavorable change in the price of any security/index underlying the written option.

Written option activity for the year ended September 30, 1997 was as follows:

                                                           THE CARDINAL AGGRESSIVE      THE CARDINAL BALANCED
                                  THE CARDINAL FUND              GROWTH FUND                    FUND
                               -----------------------     -----------------------     -----------------------
                               NUMBER OF     AMOUNT OF     NUMBER OF     AMOUNT OF     NUMBER OF     AMOUNT OF
                                OPTIONS       PREMIUM       OPTIONS       PREMIUM       OPTIONS       PREMIUM
                               ---------     ---------     ---------     ---------     ---------     ---------
Options outstanding at
  September 30, 1996........       500       $ 462,665          90       $  49,459          0         $     0
Options written.............       800       1,197,591         635       1,071,392         65          88,117
Options canceled in closing
  purchase transactions.....      (500)       (635,991)       (600)       (875,286)         0               0
Options expired prior to
  exercise..................      (200)       (166,074)       (270)       (155,667)       (15)        (13,267)
                                  ----       ---------        ----       ---------        ---         -------
Options outstanding at
  September 30, 1997........       600       $ 858,191          55       $  89,898         50         $74,850
                                  ====       =========        ====       =========        ===         =======

EXPENSE ALLOCATION Expenses directly related to one of the Group's portfolios or classes are charged to that portfolio or class. Other operating expenses are allocated to the portfolios of the Group based on their relative net assets.

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

3.  PURCHASES AND SALES OF SECURITIES

The purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1997 are as follows:

                                                                      PURCHASES       SALES
                                                                      ---------      -------
        The Cardinal Fund..........................................    $ 30,510      $40,159
        Cardinal Aggressive Growth Fund............................       7,618        3,781
        Cardinal Balanced Fund.....................................      14,144        8,798
        Cardinal Government Obligations Fund.......................      46,055       61,624

4.  TRANSACTIONS WITH AFFILIATES

CMC, an affiliated company, acts as the Investment Adviser and Transfer Agent for the Group under contracts monitored and annually approved by the Board of Trustees. CMC receives a fee based on the average net assets of each portfolio, plus reimbursement of out-of-pocket costs, for these services as outlined below as of September 30, 1997:

                                                         INVESTMENT ADVISER         TRANSFER AGENT
                                                        FEE AS A PERCENT OF         FEE -- ANNUAL
                                                         AVERAGE NET ASSETS       PER ACCOUNT CHARGE
                                                        --------------------      ------------------
        Money market funds.........................             0.50%                   $21.00
        The Cardinal Fund*.........................             0.60%                    18.00
        Cardinal Aggressive Growth Fund............             0.75%                    18.00
        Cardinal Balanced Fund.....................             0.75%                    18.00
        Cardinal Government Obligations Fund.......             0.50%                    21.00

---------------

* Prior to May 1, 1996, TOC served as Investment Adviser to The Cardinal Fund's predecessor, The Cardinal Fund, Inc., and was paid an investment adviser fee of 0.50% of average net assets.

TOC serves as the Group's distributor. TOC receives fees from the Fund for providing services under the Distribution and Shareholder Service Plan, pursuant to Rule 12b-1 of the Investment Company Act of 1940, and the Administrative Service Plan. Under the Plan, the non-money market funds pay TOC an annual fee not to exceed .25% of the average net assets of the Investor shares of those funds for providing distribution and shareholder services. Under the Administrative Services Plan, TOC receives .15% of the average net assets of the Institutional shares of those funds for providing shareholder services. For the period from October 1, 1996 through December 31, 1996, The Ohio Company waived the fees under the Distribution and Shareholder Service and Administrative Services Plans.

CMC also acted as the Fund Accountant for the Group until January 20, 1997 when Fifth Third Bank, the Custodian for the Group, assumed that function.

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

TOC reported to the Group that it received the following commissions (loads), after discounts to dealers, from the sale of shares of the portfolios of the Group for the year ended September 30, 1997:

        The Cardinal Fund --Investor Shares.................................     $ 732,412
        Cardinal Aggressive Growth Fund --Investor Shares...................        60,397
        Cardinal Balanced Fund --Investor Shares............................        53,812
        Cardinal Government Obligations Fund --Investor Shares..............       297,584

5.  COMMITMENTS AND CONTINGENCIES

The portfolios of the Group have available lines of credit with Fifth Third Bank of Cincinnati, the Custodian, which were unused at September 30, 1997. When used, borrowings under this arrangement are secured by investment securities and can be used only for short-term needs of the borrowing portfolio. Compensating balances are not required and the interest is calculated at 106% of the Custodian's prime lending rate. The amounts available under this arrangement are as follows:

        Cardinal Government Securities Money Market Fund.................     $ 25,000,000
        Cardinal Tax Exempt Money Market Fund............................       10,000,000
        The Cardinal Fund................................................       25,000,000
        Cardinal Aggressive Growth Fund..................................        2,000,000
        Cardinal Balanced Fund...........................................        2,000,000
        Cardinal Government Obligations Fund.............................       25,000,000

The aggregate limit on borrowing for the Group under this arrangement is $25,000,000.

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

Fidelity Bond and Errors/Omissions insurance coverage for the Group and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Certain portfolios include in other assets deposits made for the initial capital and certificates of deposits that collateralize standby letters of credit supporting potential capital needs of ICI Mutual. In addition, these portfolios are also committed to provide additional capital should ICI Mutual experience unusual losses arising from its insurance underwriting. The following table details the deposits, certificates of deposit and additional capital commitments of the Group:

                                                                           CERTIFICATES
                                                                              OF         ADDITIONAL
                                                              DEPOSITS      DEPOSIT      COMMITMENTS
                                                              --------     ---------     ---------
    Cardinal Government Securities Money Market Fund.......   $ 87,459     $ 175,000     $ 262,377
    Cardinal Tax Exempt Money Market Fund..................     13,291        27,000        39,873
    The Cardinal Fund......................................     28,588        56,600        85,764
    Cardinal Government Obligations Fund...................     30,644        61,000        91,932

6.  FEDERAL INCOME TAXES

For Federal income tax purposes, at September 30, 1997 Cardinal Government Obligations Fund had a capital loss carryforward available to offset future capital gains, if any, that will expire over the next eight years. Approximately $2,000,000 of the capital loss carryforward expired during the year ended September 30, 1997.

At September 30, 1997, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any. The amount of the capital loss carryforward and the years they expire are as follows:

                                                                   CARDINAL
                                                                  GOVERNMENT
                                      CARDINAL GOVERNMENT         SECURITIES          CARDINAL AGGRESSIVE
                  YEAR                 OBLIGATIONS FUND        MONEY MARKET FUND          GROWTH FUND
     ------------------------------   -------------------      -----------------      -------------------
     1998..........................       $ 1,867,822                     --                      --
     1999..........................           194,311                     --                      --
     2001..........................         1,489,408                     --                      --
     2002..........................         4,601,711                     --                      --
     Thereafter....................        10,979,417                404,405                 809,788
                                          -----------               --------                --------
                                          $19,132,669              $ 404,405               $ 809,788
                                          ===========               ========                ========

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

7.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Group for the years ended September 30, 1996 and 1997 were as follows (in thousands):

                                                       CARDINAL GOVERNMENT                     CARDINAL TAX EXEMPT
                                                  SECURITIES MONEY MARKET FUND                  MONEY MARKET FUND
                                                ---------------------------------       ---------------------------------
                                                  YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                SEPT. 30, 1997     SEPT. 30, 1996       SEPT. 30, 1997     SEPT. 30, 1996
                                                --------------     --------------       --------------     --------------
    Shares outstanding:
      Beginning of period....................        477,875            445,374              59,915             64,780
                                                  ----------         ----------            --------           --------
    Share Transactions:
      Issued.................................      1,330,914          1,272,768             155,053            159,477
      Reinvested.............................         22,599             22,143               1,668              1,701
      Redeemed...............................     (1,327,106)        (1,262,409)           (156,352)          (166,043)
                                                  ----------         ----------            --------           --------
      Net change in shares...................         26,407             32,502                 369             (4,865)
                                                  ----------         ----------            --------           --------
      End of period..........................        504,282            477,875              60,284             59,915
                                                  ==========         ==========            ========           ========

                                                                                         CARDINAL AGGRESSIVE GROWTH FUND
                                                        THE CARDINAL FUND
                                                         INVESTOR SHARES                         INVESTOR SHARES
                                                ---------------------------------       ---------------------------------
                                                  YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                SEPT. 30, 1997     SEPT. 30, 1996       SEPT. 30, 1997     SEPT. 30, 1996
                                                --------------     --------------       --------------     --------------
    Shares outstanding:
      Beginning of period....................         17,438             17,099                 855                844
                                                  ----------         ----------            --------           --------
    Share Transactions:
      Issued.................................            989                650                 140                218
      Reinvested.............................          1,512              2,835                  19                 66
      Redeemed...............................         (3,845)            (3,146)               (348)              (273)
                                                  ----------         ----------            --------           --------
      Net change in shares...................          1,344                339                (189)                11
                                                  ----------         ----------            --------           --------
      End of period..........................         16,094             17,438                 666                855
                                                  ==========         ==========            ========           ========

                                                                     (continued)

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                                                                               CARDINAL GOVERNMENT
                                                     CARDINAL BALANCED FUND                     OBLIGATIONS FUND
                                                         INVESTOR SHARES                         INVESTOR SHARES
                                                ---------------------------------       ---------------------------------
                                                  YEAR ENDED         YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                SEPT. 30, 1997     SEPT. 30, 1996       SEPT. 30, 1997     SEPT. 30, 1996
                                                --------------     --------------       --------------     --------------
    Shares outstanding:
      Beginning of period....................          1,210              1,262              16,557             18,544
                                                      ------             ------             -------            -------
    Share Transactions:
      Issued.................................            105                202               1,050                623
      Reinvested.............................            126                 81                 606                745
      Redeemed...............................           (261)              (335)             (3,534)            (3,355)
                                                      ------             ------             -------            -------
      Net change in shares...................            (30)               (52)             (1,878)            (1,987)
                                                      ------             ------             -------            -------
      End of period..........................          1,180              1,210              14,679             16,557
                                                      ======             ======             =======            =======

THE CARDINAL GROUP
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1997

                                                                                               CARDINAL AGGRESSIVE
                                                                     THE CARDINAL FUND             GROWTH FUND
                                                                   INSTITUTIONAL SHARES       INSTITUTIONAL SHARES
                                                                  -----------------------    -----------------------
                                                                    FOR THE PERIOD FROM        FOR THE PERIOD FROM
                                                                  JANUARY 2, 1997 THROUGH    JANUARY 2, 1997 THROUGH
                                                                      SEPT. 30, 1997             SEPT. 30, 1997
                                                                  -----------------------    -----------------------
    Shares outstanding:
      Beginning of period......................................                 0                          0
                                                                           ------                     ------
    Share Transactions:
      Issued...................................................             1,894                        308
      Reinvested...............................................                12                          0
      Redeemed.................................................              (291)                       (32)
                                                                           ------                     ------
      Net change in shares.....................................             1,615                        276
                                                                           ------                     ------
      End of period............................................             1,615                        276
                                                                           ======                     ======

                                                                         CARDINAL              CARDINAL GOVERNMENT
                                                                       BALANCED FUND            OBLIGATIONS FUND
                                                                   INSTITUTIONAL SHARES       INSTITUTIONAL SHARES
                                                                  -----------------------    -----------------------
                                                                    FOR THE PERIOD FROM        FOR THE PERIOD FROM
                                                                  JANUARY 2, 1997 THROUGH    JANUARY 2, 1997 THROUGH
                                                                      SEPT. 30, 1997             SEPT. 30, 1997
                                                                  -----------------------    -----------------------
    Shares outstanding:
      Beginning of period......................................                 0                          0
                                                                          -------                    -------
    Share Transactions:
      Issued...................................................               172                        793
      Reinvested...............................................                 2                         37
      Redeemed.................................................               (45)                      (122)
                                                                          -------                    -------
      Net change in shares.....................................               129                        708
                                                                          -------                    -------
      End of period............................................               129                        708
                                                                  ==================         ==================

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------
                                                       1997         1996         1995         1994         1993
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
INVESTMENT ACTIVITIES:
  Net investment income............................      0.05         0.05         0.05         0.03         0.02
                                                      -------      -------      -------      -------      -------
      Total from Investment Activities.............      0.05         0.05         0.05         0.03         0.02
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.05)       (0.05)       (0.05)       (0.03)       (0.02)
                                                      -------      -------      -------      -------      -------
      Total Distributions..........................     (0.05)       (0.05)       (0.05)       (0.03)       (0.02)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total return.....................................      4.67%        4.70%        4.98%        2.84%*       2.41%
  Net Assets at end of period (000)................   504,264      477,875      445,374      367,516      402,758
  Ratio of expenses to average net assets..........      0.88%        0.81%        0.81%        0.85%        0.79%
  Ratio of net investment income to average
    net assets.....................................      4.57%        4.74%        4.92%        2.94%        2.38%

---------------
* During the year ended September 30, 1994, CMC contributed $1,151,186 to Cardinal Government Securities Trust, the fund's predecessor, to offset losses incurred by the predecessor. Without the capital contribution, the 1994 total return would have been 2.55%.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------------
                                                       1997         1996         1995         1994         1993
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING.........................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
INVESTMENT ACTIVITIES:
  Net investment income............................      0.03         0.03         0.03         0.02         0.02
                                                      -------      -------      -------      -------      -------
      Total from Investment Activities.............      0.03         0.03         0.03         0.02         0.02
                                                      -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income.......................     (0.03)       (0.03)       (0.03)       (0.02)       (0.02)
                                                      -------      -------      -------      -------      -------
      Total Distributions..........................     (0.03)       (0.03)       (0.03)       (0.02)       (0.02)
                                                      -------      -------      -------      -------      -------
NET ASSET VALUE, ENDING............................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return.....................................      2.72%        2.67%        3.02%        1.78%        1.81%
  Net Assets at end of period (000)................    60,284       59,915       64,780       80,531       91,159
  Ratio of expenses to average net assets..........      0.80%        0.89%        0.81%        0.76%        0.77%
  Ratio of net investment income to average
    net assets.....................................      2.79%        2.66%        2.99%        1.78%        1.80%

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- THE CARDINAL FUND   INVESTOR SHARES
--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------------
                                                  1997          1996          1995          1994          1993
                                                --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING...................   $  13.13      $  13.23      $  12.73      $  12.91      $  12.95
INVESTMENT ACTIVITIES:
  Net investment income......................       0.14          0.25          0.36          0.31          0.32
  Net realized and unrealized gain on
    investments..............................       4.64          1.95          1.32          0.12          0.55
                                                --------      --------      --------      --------      --------
    Total from Investment Activities.........       4.78          2.20          1.68          0.43          0.87
                                                --------      --------      --------      --------      --------
DISTRIBUTIONS:
  From net investment income.................      (0.13)        (0.26)        (0.35)        (0.33)        (0.29)
  From net realized gains....................      (1.13)        (2.04)        (0.83)        (0.28)        (0.62)
                                                --------      --------      --------      --------      --------
    Total Distributions......................      (1.26)        (2.30)        (1.18)        (0.61)        (0.91)
                                                --------      --------      --------      --------      --------
NET ASSET VALUE, ENDING......................   $  16.65      $  13.13      $  13.23      $  12.73      $  12.91
                                                ========      ========      ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)..........      39.17%        17.96%        14.84%         3.38%         6.98%
  Net Assets at end of period (000)..........   $267,908      $229,042      $226,181      $246,581      $282,125
  Ratio of expenses to average net assets....       1.06%         0.75%         0.70%         0.72%         0.68%
  Ratio of net investment income after
    expenses to average net assets...........       0.97%         1.90%         2.89%         2.40%         2.46%
  Ratio of incurred expenses to average net
    assets (a)...............................       1.12%         0.85%         0.70%         0.72%         0.68%
  Ratio of net investment income after
    incurred expenses to average net assets
    (a)......................................       0.91%         1.80%         2.89%         2.40%         2.46%
  Portfolio turnover rate....................      12.73%        57.93%        19.78%        23.20%        11.11%
  Average commission rate paid (b)...........   $   0.08      $   0.08      $   0.08      $   0.08      $   0.08

---------------

(a)  During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.
(b)  Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- THE CARDINAL FUND   INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                                                                             FOR THE PERIOD FROM
                                                                                              JANUARY 2, 1997*
                                                                                                   THROUGH
                                                                                               SEPT. 30, 1997
                                                                                           -----------------------
NET ASSET VALUE, BEGINNING..............................................................           $ 12.92
INVESTMENT ACTIVITIES:
  Net investment income.................................................................              0.12
  Net realized and unrealized gain on investments.......................................              3.70
                                                                                                  --------
    Total from Investment Activities....................................................              3.82
                                                                                                  --------
DISTRIBUTIONS:
  From net investment income............................................................             (0.10)
  From net realized gains...............................................................                 0
                                                                                                  --------
    Total Distributions.................................................................             (0.10)
                                                                                                  --------
NET ASSET VALUE, ENDING.................................................................           $ 16.64
                                                                                                  ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return..........................................................................             29.77%
  Net Assets at end of period (000).....................................................           $26,881
                                                                                                  --------
  Ratio of expenses to average net assets...............................................              1.00%
  Ratio of net investment income after expenses to average net assets...................              1.04%
  Portfolio turnover rate...............................................................             12.73%
  Average commission rate paid (a)......................................................           $  0.08
                                                                                                  ========

---------------

(a) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

  * Commencement of operations.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL AGGRESSIVE GROWTH FUND   INVESTOR SHARES
--------------------------------------------------------------------------------

                                                          YEAR ENDED SEPTEMBER 30,                 JUNE 24, 1993*
                                                 ------------------------------------------           THROUGH
                                                  1997        1996        1995        1994       SEPTEMBER 30, 1993
                                                 ------      ------      ------      ------      ------------------
NET ASSET VALUE, BEGINNING....................   $11.31      $12.37      $ 9.94      $10.47            $10.00
INVESTMENT ACTIVITIES:
  Net investment loss.........................    (0.20)      (0.17)      (0.10)      (0.13)            (0.03)
  Net realized and unrealized gain (loss)
    on investments............................     3.86        0.01        2.53       (0.36)             0.50
                                                 -------     -------     -------     -------          -------
      Total from Investment Activities........     3.66       (0.16)       2.43       (0.49)             0.47
                                                 -------     -------     -------     -------          -------
DISTRIBUTIONS:
  From net realized gains.....................    (0.27)      (0.90)       0.00       (0.04)             0.00
                                                 -------     -------     -------     -------          -------
      Total Distributions.....................    (0.27)      (0.90)       0.00       (0.04)             0.00
                                                 -------     -------     -------     -------          -------
NET ASSET VALUE, ENDING.......................   $14.70      $11.31      $12.37      $ 9.94            $10.47
                                                 =======     =======     =======     =======          =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)...........    32.95%      (1.13)%     24.35%      (4.74)%            4.70%
  Net Assets at end of period (000)...........   $9,792      $9,669      $10,434     $9,460            $6,320
  Ratio of expenses to average net assets.....     1.86%       1.95%       2.24%       2.51%             0.91%
  Ratio of net investment loss after
    expenses to average net assets............    (1.50)%     (1.52)%     (0.92)%     (1.50)%           (0.53)%
  Ratio of incurred expenses to average net
    assets (a)................................     1.93%       2.17%       2.25%       2.51%             0.91%
  Ratio of net investment loss after incurred
    expenses to average net assets (a)........    (1.57)%     (1.75)%     (0.93)%     (1.50)%           (0.53)%
  Portfolio turnover rate.....................    34.43%      48.60%      80.35%      95.70%            31.15%
  Average commission rate paid (b)............   $ 0.07      $ 0.07      $ 0.07      $ 0.09            $ 0.08

---------------

  * Commencement of operations.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL AGGRESSIVE GROWTH FUND   INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD FROM
                                                                                            JANUARY 2, 1997*
                                                                                                THROUGH
                                                                                             SEPT. 30, 1997
                                                                                         ----------------------
NET ASSET VALUE, BEGINNING............................................................           $11.62
INVESTMENT ACTIVITIES:
  Net investment loss.................................................................            (0.15)
  Net realized and unrealized gain (loss)
    on investments....................................................................             3.24
                                                                                                -------
      Total from Investment Activities................................................             3.09
                                                                                                -------
DISTRIBUTIONS:
  From net realized gains.............................................................             0.00
                                                                                                -------
      Total Distributions.............................................................             0.00
                                                                                                -------
NET ASSET VALUE, ENDING...............................................................           $14.71
                                                                                                =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return........................................................................            26.59%
  Net Assets at end of period (000)...................................................           $4,062
  Ratio of expenses to average net assets.............................................             2.11%
  Ratio of net investment loss after
    expenses to average net assets....................................................            (1.71)%
  Portfolio turnover rate.............................................................            34.43%
  Average commission rate paid (a)....................................................           $ 0.07

---------------

  * Commencement of operations.

(a) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL BALANCED FUND   INVESTOR SHARES
--------------------------------------------------------------------------------

                                                        YEAR ENDED SEPTEMBER 30,                   JUNE 24, 1993*
                                             ----------------------------------------------           THROUGH
                                              1997         1996         1995         1994        SEPTEMBER 30, 1993
                                             -------      -------      -------      -------      ------------------
NET ASSET VALUE, BEGINNING................   $ 11.86      $ 11.52      $  9.90      $ 10.13           $  10.00
INVESTMENT ACTIVITIES:
  Net investment income...................      0.27         0.41         0.34         0.23               0.02
  Net realized and unrealized gain (loss)
    on investments........................      2.40         0.73         1.67        (0.20)              0.12
                                             --------     --------     --------     --------          --------
      Total from Investment Activities....      2.67         1.14         2.01         0.03               0.14
                                             --------     --------     --------     --------          --------
DISTRIBUTIONS:
  From net investment income..............     (0.24)       (0.41)       (0.35)       (0.23)             (0.01)
  From net realized gains.................     (1.06)       (0.39)       (0.04)       (0.03)              0.00
                                             --------     --------     --------     --------          --------
      Total Distributions.................     (1.30)       (0.80)       (0.39)       (0.26)             (0.01)
                                             --------     --------     --------     --------          --------
NET ASSET VALUE, ENDING...................   $ 13.23      $ 11.86      $ 11.52      $  9.90           $  10.13
                                             ========     ========     ========     ========          ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load).......     24.71%       10.26%       20.76%        0.37%              1.40%
  Net Assets at end of period (000).......   $15,616      $14,345      $14,535      $13,973           $ 10,811
  Ratio of expenses to average net
    assets................................      1.44%        1.64%        1.94%        2.07%              0.70%
  Ratio of net investment income after
    expenses to average net assets........      2.23%        3.54%        3.24%        2.44%              0.35%
  Ratio of incurred expenses to average
    net assets (a)........................      1.50%        1.86%        1.95%        2.07%              0.70%
  Ratio of net investment income after
    incurred expenses to average net
    assets (a)............................      2.17%        3.32%        3.23%        2.44%              0.35%
  Portfolio turnover rate.................     61.23%       18.34%       37.62%       59.09%             60.67%
  Average commission rate paid (b)........   $  0.09      $  0.09      $  0.09      $  0.10           $   0.10

---------------

  * Commencement of operations.

(a) During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

(b) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CARDINAL BALANCED FUND   INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD FROM
                                                                                            JANUARY 2, 1997*
                                                                                                THROUGH
                                                                                             SEPT. 30, 1997
                                                                                         ----------------------
NET ASSET VALUE, BEGINNING............................................................          $  11.16
INVESTMENT ACTIVITIES:
  Net investment income...............................................................              0.16
  Net realized and unrealized gain (loss) on investments..............................              2.08
                                                                                                --------
      Total from Investment Activities................................................              2.24
                                                                                                --------
DISTRIBUTIONS:
  From net investment income..........................................................             (0.17)
                                                                                                --------
      Total Distributions.............................................................             (0.17)
                                                                                                --------
NET ASSET VALUE, ENDING...............................................................          $  13.23
                                                                                                ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return........................................................................             20.17%
  Net Assets at end of period (000)...................................................          $  1,708
  Ratio of expenses to average net assets.............................................              1.51%
  Ratio of net investment income after expenses to average net assets.................              1.99%
  Portfolio turnover rate.............................................................             61.23%
  Average commission rate paid (a)....................................................          $   0.09

---------------

  * Commencement of operations.

(a) Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL GOVERNMENT OBLIGATIONS FUND   INVESTOR SHARES
--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------------
                                                  1997          1996          1995          1994          1993
                                                --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING...................   $   8.05      $   8.18      $   7.96      $   8.63      $   8.95
INVESTMENT ACTIVITIES:
  Net investment income......................       0.61          0.60          0.64          0.66          0.74
  Net realized and unrealized gain (loss) on
    investments..............................       0.11         (0.12)         0.22         (0.68)        (0.32)
                                                --------      --------      --------      --------      --------
    Total from Investment Activities.........       0.72          0.48          0.86         (0.02)         0.42
                                                --------      --------      --------      --------      --------
DISTRIBUTIONS:
  From net investment income.................      (0.57)        (0.60)        (0.64)        (0.65)        (0.74)
  Tax return of capital......................       0.00         (0.01)         0.00          0.00          0.00
                                                --------      --------      --------      --------      --------
    Total Distributions......................      (0.57)        (0.61)        (0.64)        (0.65)        (0.74)
                                                --------      --------      --------      --------      --------
NET ASSET VALUE, ENDING......................   $   8.20      $   8.05      $   8.18      $   7.96      $   8.63
                                                ========      ========      ========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
  Total Return (without sales load)..........       9.28%         6.04%        11.27%        (0.27)%        4.83%
  Net Assets at end of period (000)..........   $120,342      $133,298      $151,711      $169,529      $208,883
  Ratio of expenses to average net assets....       1.01%         0.78%         0.76%         0.75%         0.73%
  Ratio of net investment income after
    charged expenses to average net assets...       7.06%         7.39%         7.93%         7.88%         8.32%
  Ratio of incurred expenses to average net
    assets (a)...............................       1.08%         0.88%         0.76%         0.75%         0.73%
  Ratio of net investment income after
    incurred expenses to average net assets
    (a)......................................       6.99%         7.29%         7.93%         7.88%         8.32%
  Portfolio turnover rate....................      34.53%        33.58%        36.71%        21.95%        24.94%

---------------

(a)  During the period certain fees were voluntarily waived. Had the fees been charged, the effective ratio would reflect the incurred expenses as indicated above.

See notes to financial statements.

THE CARDINAL GROUP
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS --
CARDINAL GOVERNMENT OBLIGATIONS FUND   INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD FROM
                                                                                           JANUARY 2, 1997*
                                                                                                THROUGH
                                                                                            SEPT. 30, 1997
                                                                                        -----------------------
NET ASSET VALUE, BEGINNING...........................................................           $  8.09
INVESTMENT ACTIVITIES:
  Net investment income..............................................................              0.42
  Net realized and unrealized gain (loss) on investments.............................              0.12
                                                                                                -------
    Total from Investment Activities.................................................              0.54
                                                                                                -------
DISTRIBUTIONS:                                                                                     0.43
  From net investment income.........................................................              0.00
                                                                                                -------
    Total Distributions..............................................................              0.43
                                                                                                -------
NET ASSET VALUE, ENDING..............................................................           $  8.20
                                                                                                =======
RATIOS/SUPPLEMENTAL DATA:
  Total Return.......................................................................              6.86%
  Net Assets at end of period (000)..................................................           $ 5,803
  Ratio of expenses to average net assets............................................              0.93%
  Ratio of net investment income after charged expenses to average net assets........              7.00%
  Portfolio turnover rate............................................................             34.53%

---------------

* Commencement of operations.

See notes to financial statements.

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

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INVESTMENT ADVISER
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

CUSTODIAN
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of The Cardinal Group and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

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                             [CARDINAL GROUP LOGO]
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1997

                         CARDINAL GOVERNMENT SECURITIES
                               MONEY MARKET FUND

                              CARDINAL TAX EXEMPT
                               MONEY MARKET FUND

                               THE CARDINAL FUND

                        CARDINAL AGGRESSIVE GROWTH FUND

                             CARDINAL BALANCED FUND

                              CARDINAL GOVERNMENT
                                OBLIGATIONS FUND

                             [THE OHIO COMPANY LOGO]

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